EXHIBIT 10.124

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS

EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

A220

PURCHASE AGREEMENT

BETWEEN

AIRBUS CANADA LIMITED PARTNERSHIP

as the Seller

AND

AIR LEASE CORPORATION

as the Buyer

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TABLE OF CONTENTS

Clause 1.	INTERPRETATION

Clause 2.	SUBJECT MATTER OF SALE

Clause 3.	CUSTOMER SUPPORT SERVICES AND WARRANTY

Clause 4.	PRICE/TAXES

Clause 5.	PAYMENT

Clause 6.	CUSTOMIZATION

Clause 7.	CERTIFICATION

Clause 8.	ACCEPTANCE AND DELIVERY

Clause 9.	TITLE AND RISK

Clause 10.	CHANGES

Clause 11.	BUYER’S REPRESENTATIVE AT SELLER FACILITY

Clause 12.	EXCUSABLE DELAY AND TOTAL LOSS

Clause 13.	NON-EXCUSABLE DELAY

Clause 14.	NOT APPLICABLE

Clause 15.	TERMINATION

Clause 16.	NOTICES

Clause 17.	PATENT AND COPYRIGHT INDEMNITY

Clause 18.	LIMITATION OF LIABILITY; DISCLAIMER AND RELEASE; INDEMNIFICATION

Clause 19.	ASSIGNMENT

Clause 20.	INDEMNITIES AND INSURANCE

Clause 21.	LAW AND JURISDICTION

Clause 22.	CONFIDENTIALITY

Clause 23.	AGREEMENT

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Schedule 1 -	PRICE REVISION FORMULA

Schedule 2 -	DELIVERY SCHEDULE

Schedule 3 –	STANDARD SPECIFICATION

Schedule 4 –	BUYER SELECTED OPTIONAL FEATURES

Schedule 5 –	CUSTOMIZATION MILESTONE CHART

Schedule 6 –	CERTIFICATE OF ACCEPTANCE

Schedule 7 –	BILL OF SALE

ANNEX A	CUSTOMER SUPPORT SERVICES

ANNEX B	WARRANTY AND SERVICE LIFE POLICY

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This purchase agreement (the “Agreement”) is made on the 20 day of December 2019,

BETWEEN:

AIRBUS CANADA LIMITED PARTNERSHIP,  duly acting and represented by its managing general partner, AIRBUS CANADA MANAGING GP INC., having its registered office at 13100 Boulevard Henri Fabre, Mirabel, QC, Canada J7N 3C6 (the “Seller”)

AND:

AIR LEASE CORPORATION, a corporation organised and existing under the Iaws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties” and individually as a “Party”.

WHEREAS

The Buyer desires to purchase and the Seller desires to sell fifty (50) Aircraft and related data, documents, and services on the terms and conditions set out in this Agreement;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Buyer and the Seller agree as follows:

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Clause 1.        INTERPRETATION

1.1                   In this Agreement, the following expressions shall have the meaning ascribed thereto below unless otherwise expressly provided:

“Affiliate” means, with respect to any person, a company, a corporation, an institution or person directly or indirectly controlling, controlled by or under common control with such person. “Control” means for this purpose:

(i)      the direct or indirect ownership of at least fifty per cent (50%) of the issued voting share capital of that person; or

(ii)      the power to direct or cause the direction of its affairs and/or to control the composition of that person’s board of directors (or equivalent body);

“Agreement” means this agreement, including the Schedules, Annexes, Appendices and letter agreements, if any, attached hereto and the Standard Specification (each of which is incorporated into this Agreement by reference), as they may be amended or supplemented pursuant to the provisions of this Agreement;

“A220 Aircraft” means, individually or collectively, the A220-100 Aircraft or the A220-300 Aircraft;

“A220-100 Aircraft” means, individually or collectively, the Airbus A220-100 aircraft model to be sold and purchased pursuant to this Agreement;

“A220-300 Aircraft” means, individually or collectively, the Airbus A220-300 aircraft model to be sold and purchased pursuant to this Agreement;

“A220-100 Base Price” and “A220-300 Base Price” have the meanings set out in Clause 4.1;

“A220-100 Aircraft Final Price” and “A220-300 Aircraft Final Price” have the meanings set out in Clause 4.2;

“A220-100 List Price” and “A220-300 List Price” have the meanings set out in Clause 4.1;

 “Aircraft” means, individually or collectively, the A220-100 Aircraft or A220-300 Aircraft, as the case may be;

“Aircraft Final Price” means, as applicable, the A220-100 Aircraft Final Price or the A220-300 Aircraft Final Price;

“Aircraft Base Price” means, as applicable, the A220-100 Base Price or the A220-300 Base Price;

“Airframe” means any A220-100 Aircraft or A220-300 Aircraft, as case may be, excluding the Propulsion Systems therefor;

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“Aviation Authority” means, when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction;

“BFE Supplier” means the supplier of BFE;

“Bill of Sale” means a bill of sale in the form set out in Schedule 7;

“Business Day”  means a day, other than a Saturday or Sunday, on which business of the kind contemplated by this Agreement is carried on in Canada, in France and in the Buyer's country or, where used in relation to a payment, which is a day on which banks are open for business in Canada, in the Buyer's country and in New York, as appropriate;

“Buyer Furnished Equipment” or “BFE” has the meaning set out in Clause 10.5;

“Buyer Party” means, as the context may require, the Buyer and/or any Affiliate of the Buyer;

“Buyer Requested Changes” has the meaning set out in Clause 10.1;

“Buyer Selected Optional Features” or “BSOF” means the items set out in Schedule 4 as amended by all applicable Buyer Requested Changes;

“Certificate of Acceptance” means a certificate in the form set out in Schedule 6;

“Contractual Definition Freeze” or “CDF” has the meaning set out in Clause 6.3.2;

“Delivery” means, in respect of any Aircraft, the delivery of, sale of and transfer of title to such Aircraft by the Seller to the Buyer in accordance with Clause 8.3;

“Delivery Date” means the date on which Delivery occurs;

“Development Changes” has the meaning set out in Clause 10.2;

“Delivery Location” means the facilities of the Seller at the location of the final assembly of the Aircraft;

“EASA” means the European Aviation Safety Agency or any successor thereto;

“Excusable Delay” has the meaning set out in Clause 12.1;

“Excusable Delay Period” means, for an Aircraft subject to an Excusable Delay, [*] of the corresponding Aircraft (or on termination of the Agreement in respect thereof);

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“FAA” means the Federal Aviation Administration of the United States of America or any successor thereto;

“Initial Operator” means the first operator of an Aircraft following Delivery to it hereunder;

“LIBOR Rate” means, in respect of the relevant interest period (or where no interest period is stated, six (6) months), the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) determined on the basis of the offered rates for deposits in US dollars, which appear on the Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on the day that is two (2) working days before the first day of such an interest period. If at least two (2) such offered rates appear on the Reuters Screen LIBOR01 Page (or any replacement Thomson Reuters page which displays that rate), the rate for that interest period will be the arithmetic mean of such offered rates rounded to the nearest basis point (0.5 rounds to 1). If only one (1) offered rate appears, the rate for that interest period will be "LIBOR" as quoted by National Westminster Bank, plc. "Reuters Screen LIBOR01 Page" means the display designated as page "LIBOR01" on the Thomson Reuters screen (or, in the event that LIBOR Rate is discontinued or not available for a continuous period of in excess of thirty (30) days, any comparable or successor rate as the LIBOR Rate as may be mutually agreed between the Parties, with each party acting reasonably and in good faith, provided that [*] (the “Replacement LIBOR Rate”);

“Non-Excusable Delay” means any delay that does not result from the occurrence of an Excusable Delay;

“Non-Excusable Delay Period” means for an Aircraft subject to a Non-Excusable Delay, [*] of the corresponding Aircraft (or on termination of the Agreement in respect thereof);

“Notice” means any notice, request, approval, permission, consent or other communication to be given or required under this Agreement in accordance with Clause 16;

“Operator” means any operator of any Aircraft following Delivery hereunder;

“Options Catalogue” means the Seller’s catalogue of customisation options;

“Other Agreement” means any agreement entered into or to be entered into from time to time between a Buyer Party and a Seller Party;

“Predelivery Payment” means any of the payment(s) determined in accordance with Clause 5.1;

“Price Revision Formula” means the price revision formula attached as Schedule 1;

“Prime Rate” means the annual U.S. Bank Prime Loan Rate offered by a majority of the top twenty-five (25) U.S. commercial banks, ranked by total assets, which appears on the Bloomberg Screen PRIME Index Page. If only

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one (1) offered rate appears, the rate will be "PRIME" as quoted by Bank of America U.S. "Bloomberg Screen PRBKBKAM Index Page" means the display designated as page "PRBKBKAM Index" on the Bloomberg screen (or any successor to such page or service),  (or, in the event that Prime Rate is discontinued or not available for a continuous period of in excess of thirty (30) days, any comparable or successor rate as the Prime Rate as may be mutually agreed between the Parties, with each party acting reasonably and in good faith, provided that [*] (the “Replacement Prime Rate”). For the avoidance of doubt, whenever a Predelivery Payment [*] Predelivery Payment;

“Propulsion Systems” has the meaning set out in Clause 2.2;

“Propulsion Systems Manufacturer” means the manufacturer of the Propulsion Systems;

“Readiness Date” means the date specified in the notice pursuant to Clause 8.1.2 as the date on which the Aircraft will be offered for the Technical Acceptance Process;

“Ready for Delivery” means the time when the Technical Acceptance Process has been completed in accordance with Clause 8.2 and all technical conditions required for the issuance of the TC Airworthiness Certificate or the TC Export Airworthiness Certificate for export (as applicable) have been satisfied;

“Regulatory Change” has the meaning set out in Clause 10.3;

“Scheduled Delivery Month” means the month specified in Schedule 2 when an Aircraft shall be Ready for Delivery, subject to the provisions of this Agreement;

“Seller Facility” means Mirabel, Quebec, Canada;

“Seller Furnished Equipment” or “SFE” means equipment that is designated in the Specification as being provided by the Seller.

“Seller Party” means, as the context may require, the Seller and/or any Affiliate of the Seller;

“Specification” means the Standard Specification, as supplemented by the BSOF, any Development Changes and any Regulatory Changes;

“Standard Specification” means the specification document referred to in Schedule 3, being a general description of the Aircraft (a copy of which the Buyer acknowledges having received), [*] Agreement;

“Taxes” has the meaning set out in Clause 4.3;

“TC” means Transport Canada Civil Aviation or any successor thereto;

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“TC Airworthiness Certificate” and/or “TC Export Airworthiness Certificate”  means an airworthiness certificates issued pursuant to Clause 7;

“Technical Acceptance Process” has the meaning set out in Clause 8.2.

1.2                   The headings in this Agreement are included for convenience only and shall not be used in the construction or interpretation of this Agreement.

1.3                   In this Agreement, unless otherwise expressly provided or the context otherwise requires, the singular includes the plural and vice-versa.

1.4                   The Airbus A220, Airbus A220-100 and Airbus A220-300 are the current designations of the aircraft previously designated as respectively the C Series, the CS100 and the CS300; the use of such prior designations under or in connection with this Agreement shall be deemed to be references to the Airbus A220, Airbus A220-100 and Airbus A220-300, as applicable.

1.5                   All dollar amounts in this Agreement are expressed in the lawful currency of the United States of America and all references to "$" and "USD" have a corresponding meaning.

1.6                   In this Agreement, reference to a Clause, Article, Schedule or Annex shall be construed as a reference to a clause, article, schedule or annex of and to this Agreement.

1.7                   In this Agreement, the words “include”,  “includes” or “including” shall be deemed to be followed by the words “without limitation”.

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Clause 2.        SUBJECT MATTER OF SALE

2.1                   Subject to the terms and conditions of this Agreement, the Seller shall sell and the Buyer shall purchase fifty (50) A220-300 Aircraft manufactured pursuant to the Standard Specification as supplemented to include the Buyer Selected Optional Features and [*] Agreement.

2.2                   A220 Aircraft Engines

The Aircraft shall be equipped with a set of two (2) Pratt and Whitney engines, as well as nacelles and engine build-up (together the “Propulsion Systems”).

	Propulsion System	Thrust
A220-100 Aircraft	PW1519G	[*] lbf
A220-300 Aircraft	PW1521G-3	[*] lbf

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Clause 3.        CUSTOMER SUPPORT SERVICES AND WARRANTY

3.1                   The Seller shall provide to the Buyer customer support services as described in Annex A.

3.2                   The Seller shall provide to the Buyer the warranty and the service life policy described in Annex B.

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Clause 4.        PRICE/TAXES

4.1                   Prices

4.1.1                A220-100 Aircraft Base Price

The base price of each A220-100 Aircraft (the “A220-100 Base Price”) is the sum of:

[*]

4.1.2                A220-300 Aircraft Base Price

The base price of each A220-300 Aircraft (the “A220-300 Base Price”) is the sum of:

[*]

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4.2                   Aircraft Final Price

For each Aircraft, the “A220-100 Aircraft Final Price” or the “A220-300 Aircraft Final Price” shall be the aggregate of:

a)           the applicable Aircraft Base Price;

b)           the aggregate of all increases or decreases to the Aircraft Base Price as agreed in any Buyer Requested Changes or part thereof applicable to the Aircraft subsequent to the date of this Agreement; and

c)           [*] amount resulting from [*] provisions of this Agreement and/or [*] written agreement between the Buyer and the Seller relating to the Aircraft.

all as adjusted by the application of the Price Revision Formula to the Delivery Date of such Aircraft.

4.3                  Taxes

4.3.1               The amounts stated in this Agreement to be payable by the Buyer are exclusive of value added tax (“VAT”) or sales or other transfer tax chargeable under the laws of any jurisdiction, and accordingly the Buyer shall pay any VAT or sales or other transfer tax chargeable with respect to any Aircraft, component, accessory, equipment, part or service delivered or furnished to the Buyer under this Agreement.

4.3.2               The Seller will pay all other Taxes (except for Taxes based on or measured by the income of the Buyer or any Taxes levied against the Buyer for the privilege of doing business in any jurisdiction), levied, assessed, charged or collected, on or prior to Delivery of any Aircraft, for or in connection with the manufacture, assembly, sale and delivery under this Agreement of such Aircraft or any parts, instructions or data installed thereon or incorporated therein (except Buyer Furnished Equipment referred to in Clause 10.5).

4.3.3               The Buyer will pay all Taxes not assumed by the Seller under Clause 4.3.2, except for [*].

4.3.4                [*]

“Taxes” means any present or future tax, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority thereof or therein.

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Clause 5.        PAYMENT

5.1                   Payments

5.1.1                An amount equal to the initial commitment fee [*] for each Aircraft (the “Commitment Fee”) already paid by the Buyer to the Seller prior to the date of this Agreement shall be credited without interest against the first Predelivery Payment due in respect of the corresponding Aircraft under this Agreement.

5.1.2                The Buyer shall pay Predelivery Payments to the Seller calculated on the “Predelivery Payment Reference Price” of each Aircraft. The predelivery payment reference price is determined by the following formula:

A = [*]

Where

A:         The Predelivery Payment Reference Price for Aircraft to be delivered in year T;

[*]

5.1.3                Such Predelivery Payments shall be made in accordance with the following schedule:

DUE DATE OF PAYMENTS	PERCENTAGE OF PREDELIVERY PAYMENT REFERENCE PRICE
[*]	[*]
On the first day of each of the following months prior to the Scheduled Delivery Month
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
___________________________ Total Predelivery Payment	[*]

Predelivery Payments theoretically falling due before signature of the Agreement shall be payable on signature of the Agreement.

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5.1.4                On or before the Delivery Date of each Aircraft, the Buyer shall pay to the Seller the difference between the Aircraft Final Price and the amount of Predelivery Payments received by the Seller for such Aircraft.

5.2                   Any Predelivery Payment received by the Seller shall constitute an instalment in respect of the Aircraft Final Price. The Seller shall be entitled to hold and use any Predelivery Payment as absolute owner thereof, subject only to the obligation to deduct any such Predelivery Payment from the Aircraft Final Price when calculating the balance of the Aircraft Final Price. The Seller shall be under no obligation to segregate any Predelivery Payment from the Seller’s funds generally.

5.3                   If any payment due to the Seller under this Agreement including but not limited to any Predelivery Payment, commitment fee, option fee for the Aircraft as well as any payment due to the Seller for any spare parts, data, documents, training and services, is not received on the due date, without prejudice to the Seller's other rights under this Agreement and at law, the Seller shall be entitled to claim from the Buyer, and the Buyer shall promptly pay to the Seller upon receipt of such claim, an agreed fixed amount destined to compensate the Seller for the negative consequences, costs, losses and expenses, that the Seller may suffer as a result of such late payment. The amount of such compensation shall be calculated using [*] on the amount of such overdue payment, [*]. The Seller's right to receive such interest will be in addition to any other rights of the Seller hereunder or at law.

5.4                   Without prejudice to Clause 5.3, if  [*].

5.5                   The Buyer shall make all payments due under this Agreement in immediately available funds by deposit on or before the due date to the Seller’s account detailed below or such other bank account as the Seller may notify to the Buyer from time to time:

Transfer to: [*]

Account Name:                 [*]

Account #:                         [*]

Bank Name:                      [*]

ABA #:                               [*]

SWIFT #:                           [*]

Reference: Purchase Agreement No. [*]

5.6                   Unless expressly stipulated otherwise, any charges due under this Agreement other than those set out in Clauses 5.1 and 5.7 will be paid by the Buyer at the same time as payment of the balance of the Final Price or, if invoiced after the Delivery Date, within [*].

5.7                   The Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft

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to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.8                   The Buyer's obligation to make payments to the Seller hereunder shall not be affected by and shall be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person and all such payments shall be made without deduction or withholding of any kind. The Buyer shall ensure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature, except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts to the Seller as may be necessary so that the net amount received by the Seller after such deduction or withholding shall equal the amounts that would have been received in the absence of such deduction or withholding.

5.9                   Not applicable.

5.10                 Cross-Collaterisation

5.10.1              The Buyer hereby agrees that, notwithstanding any provision to the contrary in this Agreement, in the event that the Buyer should fail to make any material payment owing under this Agreement or under any Other Agreement, the Seller may:

(i)     withhold payment to the Buyer Party of any sums that may be due to or claimed by a Buyer Party from a Seller Party pursuant to this Agreement or any Other Agreement, including Predelivery Payments, unless or until the default under this Agreement or the Other Agreement is cured or remedied; and

(ii)    apply any amount of any Predelivery Payment it then holds under this Agreement in respect of any of the Aircraft as well as any other monies held pursuant to any Other Agreement (collectively the “Relevant Amounts”) in such order as the Seller deems appropriate in satisfaction of any amounts due and unpaid by a Buyer Party and to compensate for any losses and/or damages a Seller Party may suffer as a result of a Buyer Party’s failure to make payments in a timely manner under this Agreement or any Other Agreement. The Buyer acknowledges that the application of any of the Relevant Amounts as aforesaid may result in the Buyer Party being in default (unless such default is otherwise cured or remedied) in relation to the agreement in respect of which such Relevant Amounts were originally granted or required to be paid, as the case may be.

The rights granted to the Seller in the preceding paragraphs (i) and (ii) are without prejudice and are in addition to and shall not be deemed a waiver of any other rights and remedies the Seller Party may have at law or under this Agreement or any Other Agreement, including the right of set-off.

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5.10.2              In the event that the Seller applies any amount of any Predelivery Payment it then holds under this Agreement in respect of any of the Aircraft in satisfaction of the amount due and unpaid by a Buyer Party or to compensate for losses and/or damages to a Seller Party as a result of a Buyer Party’s failure to make payment in a timely manner under the Agreement or any Other Agreement, then the Seller shall notify the Buyer to that effect. Within [*] of such notification, the Buyer shall pay by wire transfer of funds immediately available to the Seller the amount of the Predelivery Payment that has been applied by the Seller as set forth above.

[*]

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Clause 6.        CUSTOMIZATION

6.1                   Industrial Milestones

6.1.1                Customization Milestones for Head of Version

Contractual Definition Freeze for a Head of Version (as such term is defined in Clause 6.2 herein) Aircraft shall be [*] prior to the first day of the Scheduled Delivery Month (the “Leadtime”) for the Aircraft scheduled for delivery [*]. This Leadtime [*].

Notwithstanding the foregoing, should the Buyer wish to select Long Lead Items (“LLI”), corresponding to A220 features that require selection and contractual commitment by the Buyer [*] corresponding Aircraft.

6.1.2               BFE Leadtime

The Buyer shall be entitled to select BFE among three (3) different categories:

(i)        “New BFE”, which are BFE equipment that have not been previously certified on the A220 aircraft type; and

(ii)       “Customized BFE”, which are BFE equipment that have already been certified on the A220 aircraft type but require [*]; and

(iii)      “Certified BFE”, which are BFE equipment that have already been certified and delivered on the A220 aircraft type (same part number).

For the sole purpose of this Clause 6.1.2, a new seat part number shall be considered as Certified BFE on the condition that:

•     The part number change is only due to [*]; and

•     The [*] remain within certified ranges; and

•     No testing is required apart from flammability tests.

With respect to New BFE, the Buyer shall notify the Seller of its selection of BFE Supplier(s) [*] prior to the first day of the Scheduled Delivery Month of the corresponding Aircraft.

With respect to Customized BFE, the Buyer notify the Seller of its selection of BFE Supplier(s) [*] prior to the first day of the Scheduled Delivery Month of the corresponding Aircraft.

With respect to Certified BFE, the Buyer shall notify the Seller of its selection of BFE Supplier(s) [*] prior to the first day of the Scheduled Delivery Month for the corresponding Aircraft.

[*]

6.2                  Heads of Version

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The first Aircraft to be delivered to an Initial Operator in a defined Specification shall be referred to as a head of version (the “Head of Version”).

Any subsequent Aircraft delivered to the same Initial Operator and having the same Specification as the Head of Version shall not be a new Head of Version.

Any Aircraft delivered to the same Initial Operator but in a different Specification shall be another Head of Version, except in the case that the differences between such Specification and the Head of Version are related to items other than the [*].

The total number of new Heads of Version for the A220 Aircraft shall not exceed the following:

[*]

as per the delivery schedule set forth in Schedule 2 herein.

[*]

Notwithstanding the foregoing, it is understood that, should the Scheduled Delivery Month be amended, then the number of [*] shall be adjusted proportionaly [*].

[*]

6.3                  Buyer Information

6.3.1               Customization Milestones Chart

The customization milestone chart (the “Customization Milestone Chart”) in Schedule 5 herein is setting out how far in advance of the Scheduled Delivery Month of the Aircraft the Buyer shall provide to the Seller specific information related to the manufacture of the Aircraft in order to ensure the Delivery of the Aircraft in the Scheduled Delivery Month.

6.3.2                Contractual Definition Freeze

The Customization Milestone Chart defines in particular the date(s) by which the contractual definition of the Aircraft must be finalized and such Aircraft BSOF need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month.Each such date will be referred to as a “CDF Date”.

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Clause 7.        CERTIFICATION

7.1                  TC, FAA and EASA have each certified the Aircraft type described in the Standard Specification.

7.2                  The Seller shall provide to the Buyer, as applicable, either (i) a TC Airworthiness Certificate for, or (ii) a TC Export Airworthiness Certificate for export to the country of usage/import of the Initial Operator for each Aircraft on or before the applicable Delivery Date. [*]

7.3                  The Buyer shall be responsible for (i) obtaining or (ii) making the Initial Operator obtain any import licenses and/or authorisations required to import, register, and operate (as applicable) the Aircraft into any country; the Seller shall provide reasonable assistance to the Buyer with respect thereto.

7.4                  Upon the Buyer’s request, to be provided to the Seller with adequate notice, the Seller shall identify the Regulatory Changes that may be required pursuant to Clause 10.3.1.

7.5                   [*]

7.6                  The Seller shall, to the extent permitted by law, provide the Buyer with such assistance as it may reasonably request to obtain an export license, if required, to enable the Buyer to export the Aircraft from Canada, subject to prevailing export control regulations (including those of the United States) in effect on the Delivery Date.

7.7                  The Seller shall, without payment or other liability, be entitled to use each Aircraft before delivery as may be necessary to obtain the certificates required under Clause 7. Such use shall not limit the Buyer’s obligation to accept Delivery hereunder. [*]

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Clause 8.        ACCEPTANCE AND DELIVERY

8.1                  Delivery Notices

8.1.1               The Seller shall have the Aircraft Ready for Delivery within their respective Scheduled Delivery Month(s), as set forth in Schedule 2, at the Seller Facility.

8.1.2               For each Aircraft, the Seller shall give the Buyer (i) [*] advance Notice of the [*] of the projected Readiness Date, (ii) [*] advance Notice of the projected Readiness Date for each Aircraft (setting forth the projected starting date and the planned schedule of the Technical Acceptance Process), (iii) [*] advance Notice of the Readiness Date of each Aircraft, and (iv) notice of any change to the dates set forth in such notices.

8.1.3               [*] following receipt by the Buyer of the Notice of the Readiness Date pursuant to Clause 8.1.2(iii) herein, the Buyer shall:

(a)        provide Notice to the Seller as to the source and method of payment of the balance of the Aircraft Final Price;

(b)        provide evidence of the authority of the designated persons to execute the Certificate of Acceptance and other delivery documents on behalf of the Buyer;

(c)        should the Buyer [*], inform the Seller hereof; and

(d)        unless [*], identify to the Seller the names of the Buyer’s representatives who will participate in such Technical Acceptance Process for the Aircraft. The Buyer may have [*] of its representatives ([*] will have access to the cockpit at any one time) to participate in such Technical Acceptance Process for the Aircraft.

8.2                  Technical Acceptance Process

8.2.1               In accordance with Clause 8.1.3, unless the Buyer has notified the Seller pursuant to Clause 8.1.3(c) that [*], the Aircraft shall undergo a technical acceptance process prior to Delivery, conducted in accordance with the Seller’s acceptance process (the "Technical Acceptance Process"). Completion of the Technical Acceptance Process shall demonstrate to the Buyer the satisfactory functioning of the Aircraft and shall be deemed to demonstrate to the Buyer compliance of the Aircraft with the Specification.

Should it be established during the Technical Acceptance Process that the Aircraft does not comply with the Technical Acceptance Process requirements, the Seller shall, without hindrance from the Buyer, be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance.

If a discrepancy from the Specification [*], such discrepancy shall be promptly remedied by the Seller [*].

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8.2.2                Any Technical Acceptance Process shall:

(a)        commence on a date notified by the Seller to the Buyer in accordance with Clause 8.1.2 (iii);

(b)        take place at the Seller Facility;

(c)        be carried out by the personnel of the Seller according to a pre-determined schedule of milestones (to the exclusion of items previously inspected pursuant to Clause 11 hereof) with the intention of completing it [*]; and

(d)        include a technical acceptance flight which shall [*].

8.2.3                If after the Technical Acceptance Process has started the Buyer fails to co-operate in such process, the Seller shall be entitled to complete the Technical Acceptance Process and the Buyer shall be deemed to have accepted that the Technical Acceptance Process has been satisfactory completed in all respects.

Notwithstanding the foregoing, it is understood that the Technical Acceptance Process is performed for the sole purpose of the Buyer inspecting the Aircraft prior to Delivery and that [*] and the date [*] be deemed to be the date at which the Aircraft is deemed to be compliant with the Specification and is deemed Ready for Delivery.

8.3                   Delivery

Upon the Aircraft being Ready for Delivery:

(a)        the Seller shall deliver to the Buyer, as applicable, the TC Airworthiness Certificate or the TC Export Airworthiness Certificate;

(b)        the Buyer shall pay to the Seller the balance of the Aircraft Final Price for such Aircraft;

(c)        upon receipt by the Seller of the balance of the Aircraft Final Price, the Seller shall deliver to the Buyer a Bill of Sale for the Aircraft and/or such other documentation confirming transfer of title and receipt of the Aircraft Final Price as may be reasonably requested by the Buyer; and

(d)        the Buyer shall execute and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Schedule 6 (the “Certificate of Acceptance”) for the Aircraft and the Buyer’s signature of such certificate will constitute waiver by the Buyer of any right it may have, under the Uniform Commercial Code as adopted by the State of New York or otherwise, to revoke acceptance of the Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.4                   If the Buyer fails [*] on which the Aircraft is Ready for Delivery to (i) deliver the signed Certificate of Acceptance to the Seller, or (ii) pay the balance of the Final

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Price of the Aircraft to the Seller, then the Buyer will be deemed to have rejected Delivery wrongfully when the Aircraft was duly tendered to the Buyer hereunder. If such a deemed rejection arises, and in addition to the remedies of Clause 5.3, (a) the Seller will retain title to the Aircraft and (b) the Buyer will indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from the Buyer's rejection (including but not limited to risk of loss of, or damage to the Aircraft), it being understood that the Seller will be under no duty to the Buyer to store, park, insure, or otherwise protect the Aircraft. These rights of the Seller will be in addition to the Seller’s other rights and remedies in this Agreement.

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Clause 9.        TITLE AND RISK

9.1                  The Seller will deliver and transfer good title to the Aircraft to the Buyer free and clear of all encumbrances (except for any liens or encumbrances created by or on behalf of the Buyer) provided that the balance of the Aircraft Final Price has been paid by the Buyer pursuant to Clause 8.3 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller shall provide the Buyer with a bill of sale in the form of Schedule 7 (the "Bill of Sale") and/or such other documentation confirming transfer of title and receipt of the Aircraft Final Price as may reasonably be requested by the Buyer. Title to and risk of loss of or damage to the Aircraft will pass to the Buyer contemporaneously with the delivery by the Seller to the Buyer of such Bill of Sale.

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Clause 10.      CHANGES

10.1                 Buyer Requested Changes

Should the Buyer request a change to any Buyer Selected Optional Features, the Seller (acting in good faith) shall advise the Buyer of the feasibility of such change and, if feasible, of its price and availability and – to the extent reasonably practicable - of the expected effect (if any) of such change on the price and payment terms applicable to the Aircraft and on the performance characteristics of the Aircraft.

Such change shall be effected by way of a written amendment to this Agreement between the parties hereto. Any changes made in accordance with the provisions of this Clause 10.1 shall constitute a “Buyer Requested Change” and the cost thereof shall be borne by the Buyer.

10.2                 Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Change”), as set forth in this Clause 10.2.

10.2.1             The Specification may be amended by the Seller through a Development Change, which shall be documented by the Seller and such document will set out the Development Change’s Aircraft embodiment rank as well as, in detail, the particular change to be made to the Specification and the effect, if any, of such change on performance, weight, Aircraft Base Price, Delivery Date of the Aircraft affected thereby and interchangeability or replaceability requirements under the Specification.

Except when the Development Change is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the Development Change will be accomplished without requiring the Buyer’s consent, if the Development Change adversely affects the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller will notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such Development Change. If the Buyer does not notify the Seller of the rejection of the Development Change within such period, the Development Change will be deemed accepted by the Buyer and the corresponding modification will be accomplished.

Notwithstanding the above and for the specific case of the Aircraft to be delivered under the Agreement, if (i) the Seller issues a chargeable Development Change applicable to such Aircraft and (ii) such chargeable Development Change [*].

10.2.2             In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in 10.2.1 above, such revision shall be performed by the Seller without the Buyer’s consent.

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In such cases, the Seller shall make the information corresponding to such Development Change(s) available to the Buyer.

10.3                 Regulatory Changes

10.3.1              If any change to, or modification or testing of, the Aircraft is required by any law or governmental regulation or requirement (or interpretation thereof by any governmental agency having jurisdiction) in order to meet the requirements of Clause 7.2 (a “Regulatory Change”), such Regulatory Change shall be made to the Aircraft prior to the Delivery Date.

10.3.2              With respect to any Regulatory Change promulgated by any authority having jurisdiction (including TC, the FAA or EASA)  (i) which is applicable to all aircraft in general or to all aircraft of the same category as the Aircraft, and [*] or (ii) is [*].

10.3.3              In the event the Regulatory Change does not fall under provisions listed in Clause 10.3.2(i) or 10.3.2(ii):

(i)     [*]; and

(ii)    [*].

If delivery of the Aircraft is delayed by the incorporation of any Regulatory Change, such delay shall constitute an Excusable Delay within the meaning of Clause 12.

The Seller shall issue a written amendment to this Agreement reflecting any Regulatory Change which shall set forth in detail the particular changes to be made and the anticipated effect, if any, of such changes on design, performance, weight, balance, Scheduled Delivery Month, as applicable, Aircraft Base Price and/or Aircraft Final Price. Any amendment(s) issued pursuant to this Clause shall be effective and binding [*].

10.4                 [*]

10.5                 Buyer Furnished Equipment

10.5.1              Administration

10.5.1.1           [*] in accordance with the Specification, the Seller shall install those items of equipment that are identified in the Specification as being furnished by the Buyer ("Buyer Furnished Equipment" or "BFE").

10.5.1.2           [*]

10.5.1.3           The Seller shall also provide [*] to the Buyer a schedule of dates (the “On Dock Dates” or “ODD”) and the shipping addresses for delivery of the BFE and,

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where requested by the Seller, additional spare BFE to permit installation in the Aircraft and Delivery of the Aircraft in accordance with the Aircraft delivery schedule. The Buyer shall provide, or cause the BFE Suppliers to provide, the BFE by such dates in a serviceable condition, in order to allow performance of any assembly, installation, test or acceptance process in accordance with the Seller’s industrial schedule. In order to facilitate the follow-up of the timely receipt of BFE, the Buyer shall, upon the Seller’s request, provide through the Seller’s BFE part management tool, dates and references of all BFE purchase orders placed by the Buyer (including the appropriate documentation to allow goods receipt. A detailed list of the required documentation, as well as training on the part management tool will be provided to the Buyer upon request). Once the last Aircraft under this Agreement is delivered to the Buyer, the Seller shall, at its own cost, return the unused additional spare BFE either to (i) the Buyer or (ii) the BFE manufacturer or (iii) to any other address provided by the Buyer.

The Buyer shall also provide, when requested by the Seller, at AIRBUS Canada Limited Partnership in Mirabel (Canada), or any other designated location, adequate field service from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE (“On-Site Support” or “OSS”). [*].

10.5.1.4           Without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller shall organize meetings between the Buyer and BFE Suppliers. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within the defined timeframe.

In addition, throughout the development phase and up to Delivery of the Aircraft to the Buyer, the Buyer agrees:

•     to follow-up on the status of the BFE development and ensure that the BFE Suppliers shall enable the Buyer to fulfill its obligations, including but not limited to those set forth in the Customization Milestone Chart;

•     that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer shall allocate resources to such BFE Supplier so as not to jeopardize the industrial schedule of the Aircraft;

•     for major BFE, including, but not being limited to, seats, IFE and connectivity systems (“Major BFE”) to participate on a mandatory basis in the specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

o    Preliminary Design Review (“PDR”),

o    Critical Design Review (“CDR”);

•     to attend the First Article Inspection (“FAI”) for the first shipset of all Major BFE. Should the Buyer not attend such FAI, the Buyer shall delegate the FAI to the BFE Supplier and confirmation thereof shall be supplied to the Seller in writing;

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•    to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all Major BFE. Should the Buyer decide not to attend such SI, the Buyer shall delegate the SI [*] to the BFE Supplier, or to the Seller or its Affiliates’ source inspector at the BFE Supplier’s facilities and confirmation thereof shall be brought to the Seller in writing. Should the Buyer not attend the SI, the Buyer shall be deemed to have accepted the conclusions of the person to whom the SI was delegated with respect to such SI. Notwithstanding the foregoing, it is agreed by the Buyer that a Seller or a Seller Affiliate source inspector may be called upon solely to the extent that he is already present at the relevant BFE Supplier.

The Seller shall be entitled to attend the PDR, the CDR and the FAI. In doing so, the Seller’s employees shall be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer's employees or agents, either directly or indirectly. If the Seller does not have any employee, agent, or representative present at the PDR, CDR or FAI, then neither the Buyer nor the Buyer’s employees, agents or representatives shall be deemed to be acting as the Seller’s employees or agents, either directly or indirectly.

10.5.1.5          The BFE shall be imported into Canada by the Buyer. The Buyer shall deliver the BFE Delivery Duty Paid (“DDP”) to the Seller Facility or such other place as designated by the Seller pursuant to Clause 10.5.1.3, by the applicable ODDs. The Buyer shall, or shall cause a broker to, act as importer-of-record with respect to BFE to ensure clearance of BFE upon it reaching its destination.

10.5.2              Applicable Requirements

The Buyer is responsible for ensuring, at its expense, and warrants that the BFE shall:

•    be manufactured by a BFE Supplier qualified by the Seller’s Aviation Authorities to produce equipment for installation on civil aircraft, and

•    meet the requirements of the applicable Specification of the Aircraft, and

•    be delivered with the relevant certification and quality conformity documentation (including Seller’s purchase order reference), including but not limited to the declaration of design and performance, and

•    comply with the BFE Engineering Definition, and

•    comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and

•    be approved by the Aviation Authority issuing the TC Export Airworthiness Certificate and by the Buyer's Aviation Authority for installation and use on the Aircraft at the time of Delivery of the Aircraft, and

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•    not infringe any patent, copyright or other intellectual property right of the Seller or any third party, and

•    not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or the Delivery of the Aircraft.

The Seller shall be entitled to refuse any item of BFE that does not meet the requirements of this Clause 10.5.2.

10.5.3              Buyer's Obligation and Seller's Remedies

10.5.3.1           Any delay or failure by the Buyer or the BFE Suppliers in:

•    complying with the foregoing warranty or in providing the BFE Engineering Definition or field service mentioned in Clause 10.5.1.3, or

•    furnishing the BFE in a serviceable condition at the requested delivery date, or

•    obtaining any required approval for such BFE equipment under the above mentioned aviation authorities’ regulations,

may delay the performance of any act to be performed by the Seller, including Delivery of the Aircraft. The Seller shall not be responsible for such delay which shall cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller's additional costs attributable to such delay or failure by the Buyer or the BFE Suppliers, [*].

10.5.3.2           In addition, in the event of any delay or failure mentioned in Clause 10.5.3.1 above, the Seller may:

(i)     select, purchase and install equipment similar to the BFE at issue, in which event the Final Price of the affected Aircraft [*]; or

(ii)    if the BFE is delayed by more than [*].

10.5.4              Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer, except that risk of loss (limited to cost of replacement of said BFE) shall be with the Seller for as long as such BFE is under the care, custody and control of the Seller.

10.5.5              Disposition of BFE Following Termination

If this Agreement is terminated pursuant to the provisions of Clauses 12, 13 or 15 of this Agreement with respect to an Aircraft for which all or part of the BFE

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has been delivered or in which such BFE has been installed, in each case prior to the date of such termination, then the provisions of this Clause 10.5.5  shall apply:

1)      with respect to [*];

2)      with respect to [*], to:

a)      [*]; and/or

b)      [*] that:

i)       If this Agreement is terminated pursuant to the provisions of Clause 12, or Clause 15 [*]; and

ii)      If this Agreement is terminated pursuant to the provisions of Clause 13, [*]; and

iii)     If this Agreement is terminated pursuant to the provisions of Clause 15 [*].

The Seller shall have no liability for any damage, loss or destruction of [*], provided that the Seller will use reasonable care in such removal and storage.

3)      The Buyer undertakes, upon the Seller’s request, to collect [*].

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Clause 11.     BUYER’S REPRESENTATIVE AT SELLER FACILITY

11.1                Upon the Buyer’s request, from time to time, commencing at a time prior to the Scheduled Delivery Month of the first Aircraft to be agreed between the parties and ending with the Delivery Date of the last Aircraft purchased hereunder, and subject to Clause 11.3 the Seller shall furnish, without charge, office space at the Seller Facility (including a lockable office conveniently located with complete office furniture and equipment, including telephone and internet connections for the sole use of the Buyer’s representative) for a reasonable number of representative of the Buyer. The Buyer shall be responsible for all expenses of its representative and shall give the Seller [*] prior notice of the date of the first arrival of such representative.

11.2                The Buyer’s representatives will be entitled to inspect the manufacture of the Aircraft and all materials and parts obtained by the Seller for the manufacture of the Aircraft (the “Inspection”) on the following terms and conditions:

(i)      any Inspection will be conducted pursuant to the Seller’s system of inspection and the relevant procedures of the Seller, as developed under the supervision of the relevant Aviation Authority;

(ii)     the Buyer's representative(s) will have access to such relevant technical documentation as is reasonably necessary for the purpose of the Inspection;

(iii)    any Inspection and any related discussions with the Seller and other relevant personnel by the Buyer's Inspector(s) will be at reasonable times during business hours and will take place in the presence of the relevant inspection department personnel of the Seller;

(iv)    the Inspections will be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Seller Facility or at the manufacture facilities of its Affiliates or any subcontractor, where the Aircraft or its parts are manufactured or assembled.

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Clause 12.      EXCUSABLE DELAY AND TOTAL LOSS

12.1           The Seller and any Affiliate of the Seller shall not be responsible or be deemed to be in default of its obligations under this Agreement on account of delays in delivery or failure to deliver or other delays or failures in the performance of this Agreement, any part hereof, due to causes reasonably beyond the Seller's control or not occasioned by the Seller's fault or negligence of which Seller has notified Buyer in accordance with this sub-Clause 12.1 ("Excusable Delay"), including but not being limited to: acts of God or the public enemy, natural disasters, fires, floods, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; total or constructive total loss; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities or regulations or orders affecting allocation of materials or facilities or a completed Aircraft; war, civil war and warlike operations, terrorism, insurrection or riots; strikes or labor troubles causing cessation, slow down or interruption of work; [*] inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation. It is expressly understood and agreed that (i) any delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, [*] resume the performance of those obligations affected under this Agreement. Seller shall use due and timely diligence and all reasonable efforts to remove the cause or causes for delay.

12.2           In the event that the delivery of an Aircraft shall be delayed by reason of an Excusable Delay for a period of [*] after the end of the calendar month in which delivery is otherwise required hereunder, [*] terminate this Agreement with respect to such Aircraft upon notice given to the [*] after the expiration of such [*]. In the event such delay shall continue for [*] after the expiration of such [*] terminate this Agreement with respect to such Aircraft upon notice [*] after the end of such [*]. Such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such Aircraft, [*]. Notwithstanding the provisions of Clause 19, the [*] terminate this Agreement as to any Aircraft under this Clause 12 by reason of an Excusable Delay if such delay is caused by the negligence or fault of the Buyer or its representatives.

12.3           If the Seller concludes, based on its appraisal of the facts, that, due to Excusable Delay, delivery of an Aircraft will be delayed for a period of [*] after the end of the calendar month in which delivery is otherwise required (unless the Seller concludes that, by reason of any Excusable Delay, delivery of such Aircraft will not occur), and as a result thereof in good faith and in accordance with its normal scheduling procedures internally reschedules delivery of such Aircraft to a date reflecting such delays, the Seller shall notify the Buyer in writing of such delay and rescheduling or, as the case may be, of such non-delivery, (i) in the event of such delay or non-delivery, [*] terminate this Agreement or (ii) in the event of such non-delivery, [*] terminate this Agreement as to such Aircraft in each case by giving written notice [*] after receipt by the Buyer of such notice of anticipated delay. Such

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termination shall discharge all obligations and liabilities of the Buyer and the Seller hereunder to the extent related to such Aircraft, [*]. Notwithstanding the provisions of Clause 20, the [*] terminate this Agreement as to any Aircraft under this Clause 12 by reason of an Excusable Delay if such delay is caused by the negligence or fault of the Buyer or its representative.

12.4           If, following notice of an anticipated delay under sub-Clause 12.3, this Agreement, with respect to the affected Aircraft, is not terminated in accordance with the provisions of such sub-Clause, then the time of delivery otherwise required hereunder shall be extended by a period equal to the delay specified in such notice.

12.5           If an event occurs prior to delivery of an Aircraft which could result in such Aircraft being lost, destroyed or damaged beyond economic repair (“Total Loss”), the Seller will immediately notify Buyer of the occurrence of such event with the understanding that the Seller is still making its determination of what consequences such event has on the Aircraft. Should the Aircraft be subject to Total Loss prior to delivery further to such event, a further notice shall specify the earliest date reasonably possible, consistent with the Seller's other contractual commitments and production capabilities, by which the Seller would be able to deliver a replacement for such Aircraft. This Agreement shall terminate as to such Aircraft unless the Buyer gives the Seller written notice, [*] after receipt by the Buyer of the notice from the Seller of such Total Loss, that the Buyer desires the Seller to manufacture and deliver to the Buyer a replacement for such Aircraft. If the Buyer gives such notice to the Seller, the Seller shall manufacture and deliver to the Buyer, at the earliest date reasonably possible consistent with the Seller's other contractual commitments and production capabilities, an aircraft to replace the Aircraft subject to Total Loss, and the parties shall execute an amendment to the Agreement formalizing the termination of the Agreement with respect to the Aircraft subject to Total Loss and the sale by the Seller and the purchase by the Buyer of the replacement aircraft with the corresponding Scheduled Delivery Month provided by the Seller; provided, however, that nothing herein shall obligate the Seller to manufacture and deliver such replacement aircraft if such manufacture would require the reactivation of its production line for the model of aircraft purchased hereunder. The terms and conditions of this Agreement applicable to the Aircraft subject to Total Loss shall apply to the replacement aircraft. In the event of termination of this Agreement as to an Aircraft subject to Total Loss, the obligations and liabilities of the parties hereunder to the extent related to such Aircraft shall be discharged. [*]

12.6          The termination provisions set forth in this Clause 12 are in substitution for any other rights of termination set forth in the Uniform Commercial Code or any other applicable law, statute or regulation or otherwise by virtue of an Excusable Delay or the loss, destruction or damage beyond economic repair of an Aircraft.

12.7          Termination Rights Exclusive

If this Agreement is terminated as provided for under the terms of Clauses 12.3 or 12.5, such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished under the Agreement.

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12.8           Remedies

THIS CLAUSE 12 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 13, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 12 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 12 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

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Clause 13.      NON-EXCUSABLE DELAY

13.1          Should an Aircraft not be Ready for Delivery to the Buyer [*] after the date specified in Schedule 2 hereof (as such date may be changed pursuant to this Agreement), except as a result of such delays or failures to deliver as are covered by Clause 12, the provisions of this Clause 13 shall be applicable [*].

13.2           Except as provided for in any other part of the Agreement, the total liability of the Seller under this Clause 13 with respect to any Aircraft shall in no event exceed the amount of [*] US Dollars [*] plus any amounts referred to in sub-Clauses 13.3 or 13.4 if applicable.

13.3           In the event that an Aircraft is not Ready for Delivery to the Buyer for [*] after the date specified in Schedule 2 hereof (as such date may be changed pursuant to this Agreement), the Buyer shall have the further right, exercisable by written notice to the Seller given [*] after the expiration of [*] to terminate this Agreement in respect only of the affected Aircraft; whereupon the Seller shall pay the Buyer, [*] after receipt of such notice, an amount equal to all Predelivery Payments made by the Buyer to the Seller in relation to such Aircraft [*].

13.4           In the event that an Aircraft is not Ready for Delivery to the Buyer for [*] after the date specified in Schedule 2 hereof (as such date may be changed pursuant to this Agreement), [*] shall have the right, exercisable by written notice [*] given [*] after expiration of such [*], to terminate this Agreement in respect only of the affected Aircraft whereupon the Seller shall pay the Buyer, [*] after such notice, an amount equal to all Predelivery Payments made by the Buyer to the Seller in relation to such Aircraft [*].

13.5           Notwithstanding anything to the contrary contained herein, the Buyer shall have the right to direct the Seller [*].

13.6           Remedies

THIS CLAUSE 13, AS AMENDED BY THE PARTIES IN WRITING, SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 12, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE.

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Clause 14.      Not applicable.

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Clause 15.      TERMINATION

15.1          Termination for Insolvency

In the event that either the Seller or the Buyer:

(a)             makes a general assignment for the benefit of creditors or becomes insolvent;

(b)             files a voluntary petition in bankruptcy;

(c)             petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

(d)             commences under the laws of any competent jurisdiction any proceeding involving its insolvency, bankruptcy, readjustment of debt, liquidation or any other similar proceeding for the relief of financially distressed debtors;

(e)             becomes the object of any proceeding or action of the type described in (c) or (d) above and such proceeding or action remains undismissed or unstayed for a period of [*]; or

(f)              is divested of a substantial part of its assets for a period of [*],

then any such event shall constitute an anticipatory breach of contract by such party (the “Defaulting Party”) and the other party (the "Non-Defaulting Party"), at its option, shall have the right to [*] as liquidated damages for loss of a bargain and not as a penalty, and shall have the right to [*].

15.2          Termination for Failure to make Predelivery Payments and/or to Take Delivery

15.2.1       [*]

15.2.2        If the Buyer fails to comply with its obligations as set forth under Clause 8.4, or fails to pay the Final Price of the Aircraft, the Seller shall have the right to put the Buyer on notice to do so [*].

If the Buyer has not cured such default within such period, the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

All costs referred to in Clause 8.4 and relating to the period between the notified date of delivery (as referred to in Clause 8.1.2) and the date of termination of all or part of this Agreement shall be borne by the Buyer.

15.3           Termination for Default under other Agreements

If the Buyer or any of its Affiliates fails to perform or comply with any material obligation expressed to be assumed by it in any other agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates and such failure is not remedied within [*] after the Seller has given notice thereof to the Buyer, then the Seller may, by written notice, terminate all or part of this Agreement.

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15.4           General

15.4.1       To the full extent permitted by law, the termination of all or part of this Agreement pursuant to Clauses 15.1, 15.2 and 15.3 shall become effective immediately upon receipt by the relevant party of the notice of termination sent by the other party without it being necessary for either party to take any further action or to seek any consent from the other party or any court having jurisdiction.

15.4.2       The right for either party under Clause 15.1 and for the Seller under Clauses 15.2 and 15.3 to terminate all or part of this Agreement shall be without prejudice to any other rights and remedies available to such party to seek termination of all or part of this Agreement before any court having jurisdiction pursuant to any failure by the other party to perform its obligations under this Agreement.

15.4.3        [*]

15.4.4        In the event of termination of this Agreement following a default from the Buyer, including but not limited to a default under Clauses 15.1, 15.2 and 15.3, the Seller without prejudice to any other rights and remedies available under this Agreement or by law, shall [*] corresponding to the Aircraft, services, data and other items covered by such termination.

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Clause 16.      NOTICES

16.1                 Any Notice or request to be made under or in connection with this Agreement shall be in writing and in the English language, and shall be made or delivered:

(a)        by personal delivery;

(b)        by way of an international express courier; or

(c)        by email.

16.2                 Any Notice or request made or delivered by one person to another under or in connection with this Agreement shall only be effective:

(a)     if by personal delivery, when it has been left at the relevant address for service as detailed below;

(b)     if by way of international express courier, the earlier of:

(i)         the time and date the international express courier company recorded such Notice or request as having been delivered to the relevant address for service as detailed below; or

(ii)        [*] after being deposited with the international express courier company;

(iii)       if by e-mail, when transmission has been confirmed by an email delivery receipt.

16.3                  Any Notice or request which becomes effective, in accordance with Clause 16.2 (b) above:

(a)      after 5:00 pm in the place in which the party to whom such Notice or request is sent or made available has its address for the purpose of this Agreement; or

(b)      on a non-Business Day,

shall, in each case, be deemed only to become effective on the following Business Day.

16.4                 The address and email address of each party for any Notice or request to be made or delivered under or in connection with this Agreement is:

a)      in the case of the Seller:

Airbus Canada Limited Partnership

13100 Boulevard Henri Fabre

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Mirabel, QC

Canada

J7N 3C6

Email [*]

Attn:    Chief Executive Officer,

With copy to:

Airbus

Attn to S.V.P. Contracts

2, rond-point Emile Dewoitine

31700 Blagnac

France

E-mail  [*]

b)  in the case of the Buyer:

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067

Email:  [*]

Attn:     Legal Department,

or any substitute address, email address or department or officer as the party receiving the Notice or request may notify to the other party from time to time.

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Clause 17.  PATENT AND COPYRIGHT INDEMNITY

17.1           Indemnity

17.1.1        Subject to the provisions of Clause 17.2.3, the Seller will indemnify the Buyer from and against any damages, costs and expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement [*] by the Airframe (or [*]) of:

(i)      any British, French, German, Spanish, Canadian or U.S. patent;

and

(ii)     any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that :

(1)  from the time of design of such Airframe, accessory, equipment, part or software and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or in the alternative,

(2)  from such time of design and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 ("Paris Convention");

and

(iii)    in respect of [*], any copyright, provided that the Seller's obligation to indemnify will be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and [*].

17.1.2        Clause 17.1.1 will not apply to

(i)      Buyer Furnished Equipment or Propulsion Systems; or

(ii)     [*]; or

(iii)    software not created by or specifically for the Seller.

 17.1.3       If the Buyer, due to circumstances contemplated in Clause 17.1.1, is prevented from using the Aircraft (whether by a valid judgement of a court of competent jurisdiction or by a settlement arrived at between claimant, Seller and Buyer), the Seller will at its expense and discretion either:

(i)      [*]; or

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(ii)     [*] complying in all other respects with the requirements of this Agreement.

17.2           Administration of Patent and Copyright Indemnity Claims

17.2.1        If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 17.1, the Buyer will:

(i)      forthwith notify the Seller, giving particulars thereof;

(ii)     furnish to the Seller all data, papers and records within the Buyer's control or possession relating to such patent or claim;

(iii)    refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim, it being agreed that nothing in this sub-Clause 17.2.1 (iii) will prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)    fully co-operate with, and render all such assistance to, the Seller as may be pertinent to the defence or denial of the suit or claim;

(v)     act in such a way as to mitigate damages and / or to reduce the amount of royalties which may be payable, and act to minimize costs and expenses.

17.2.2        The Seller will be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defence or settlement of any suit or claim in the manner which, in the Seller's opinion, it deems proper.

17.2.3        The Seller's liability hereunder will be conditioned upon the strict and timely compliance by the Buyer with the terms of this Clause 17 and is in lieu of any other liability to the Buyer, whether express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

THE INDEMNITY PROVIDED IN THIS CLAUSE 17 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 17 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR

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THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

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Clause 18.      LIMITATION OF LIABILITY; DISCLAIMER AND RELEASE; INDEMNIFICATION

18.1           Waiver, Release and Renunciation

THIS AGREEMENT (INCLUDING ANY ANNEX HERETO) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS AGREEMENT (INCLUDING ANY ANNEX HERETO) ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)        ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)        ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)        ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)        ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)        ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)        ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)        ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

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(a)       LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(a)        LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b)        LOSS OF PROFITS AND/OR REVENUES;

(c)        ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 18 OR OF ANNEX B SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 18 AND ANNEX B WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 18, “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF IT SUPPLIERS AND SUB CONTRACTORS, ITS AFFILIATES AND ANY OF THEIR RESPECTIVES INSURERS.

18.2           Negotiated Agreement

The Buyer specifically recognizes that:

(i)      the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of, and maintenance provider with respect to, aircraft used in public transportation and as such is a professional within the same industry as the Seller;

(ii)     this Agreement, and in particular this Clause 18 and Annex B hereto, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)    the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 18 and Annex B hereto, specifically including the waiver, release and renunciation by the Buyer set forth in this Clause.

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Clause 19.      ASSIGNMENT

19.1               Assignments

Except as hereinafter provided, neither party may sell, assign, novate or transfer its rights or obligations under this Agreement to any person without the prior written consent of the other, except that the Seller may sell, assign, novate or transfer its rights or obligations under this Agreement to any Affiliate without the Buyer’s consent [*].

19.2                 Assignments on Sale, Merger or Consolidation

The Buyer will be entitled to assign its rights under this Agreement [*] due to [*], provided any and all of the following provisions are accomplished:

(i)           the surviving or acquiring entity complies with [*];

(ii)          the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer's obligations under this Agreement;

(iii)         at the time, and immediately following the consummation, of the merger, consolidation or sale, no event of default exists or will have occurred and be continuing;

(iv)        there exists with respect to the surviving or acquiring entity no basis for a Termination Event;

(v)         following the sale, merger or consolidation, the surviving entity is in a financial condition at least equal to that of the Buyer immediately prior to the merger.

19.3                 Notwithstanding the foregoing, [*].

19.4                 [*]

19.5                 Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of the Seller or any other Affiliate of the Seller at which or by whom the services to be performed under this Agreement will be performed. Notwithstanding such designation, the Seller will remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in this Agreement.

19.6                 Transfer of Rights and Obligations upon Reorganization

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring,

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such restructuring will be completed without consent of the Buyer following notification by the Seller to the Buyer in writing [*].

The Buyer recognizes that succession of the Successor to the Agreement by operation of law that is valid under the law pursuant to which that succession occurs will be binding upon the Buyer.

19.7                 Successors

This Agreement shall inure to the benefit of and be binding upon each of the Seller and the Buyer and their respective successors.

Clause 20       INDEMNITIES AND INSURANCE

The Seller and the Buyer will each be liable for Losses (as defined below) arising from the acts or omissions of their respective directors, officers, agents or employees occurring during or incidental to such party’s exercise of its rights and performance of its obligations under this Agreement, except as provided in Clauses 20.1 and 20.2.

20.1                Seller’s Indemnities

The Seller will, except in the case of gross negligence or willful misconduct of the Buyer, its directors, officers, agents and/or employees, be solely liable for and will indemnify and hold the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees (“Losses”), arising from:

(a)    claims for injuries to, or death of, the Seller’s directors, officers, agents or employees, or loss of, or damage to, property of the Seller or its employees when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)    claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to the technical acceptance flights performed in accordance with Clause 8.2.2.

20.2           Buyer’s Indemnities

The Buyer will, except in the case of gross negligence or willful misconduct of the Seller, its directors, officers, agents and/or employees, be solely liable for and (i) the Buyer will or, [*] to indemnify and hold the Seller, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees and insurers, harmless against all Losses arising from:

(a)    claims for injuries to, or death of, the Buyer’s, [*], directors, officers, agents or employees, or loss of, or damage to, property of the Buyer, [*], or its employees, when such Losses occur during or are incidental to

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either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)     claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to (i) the provision of Seller Representatives services under Article 1 of Annex A including services performed on board the aircraft or (ii) the provision of any training to the Buyer [*], pursuant to Article 3 of Annex A.

20.3           Notice and Defense of Claims

If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 20 (the “Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 20 (the “Indemnitor”), the Indemnitee will promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such claim or suit, as the Indemnitor will deem prudent. Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor.

20.4           Insurance

For all training provided pursuant to Clause 3 of Annex A, to the extent of the Buyer’s undertaking set forth in Clause 20.2, the Buyer will (to the extent any such training rights have not been assigned to an Operator) or will cause the Operator to:

(a)     cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insured under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils (such insurance to include the AVN 52E Extended Coverage Endorsement Aviation Liabilities or any further Endorsement replacing AVN 52E as may be available as well as any excess coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance), and

(b)     with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers.

Any applicable deductible will be borne by the Buyer, or the Operator whichever is providing the insurance. The Buyer will or will cause the Operator to furnish to the Seller, not less than [*] prior to the start of any training, certificates of insurance, in English, evidencing the limits of liability cover and period of insurance coverage in a form acceptable to the Seller from the Buyer’s or the Operator’s insurance broker(s), as applicable, certifying that such policies have been endorsed as follows:

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(i)      under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller,

(ii)     such insurance can only be cancelled or materially altered by the giving of not less than [*] or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller, and

(iii)    under any such cover, all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers have been waived.

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Clause 21.      LAW AND JURISDICTION

21.1                 THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York, New York County, of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

21.2                 EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

21.3                 THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

21.4.1              The Buyer for itself and its successors and assigns hereby designates and appoints the Secretary of the Buyer duly elected from time to time as its legal agent and attorney-in-fact upon whom all processes against the Buyer in any suit, action or proceeding in respect of any matter as to which it has submitted to jurisdiction under this Clause 21 may be served with the same effect as if the Buyer were a corporation organized under the laws of the State of New York and had lawfully been served with such process in such state, it being understood that such designation and appointments will become effective without further action on the part of its Secretary.

21.4.2              The assumption in Clause 21.4.1 made for the purpose of effecting the service of process will not affect any assertion of diversity by either party hereto initiating a proceeding in the New York Federal Courts or seeking transfer to the New York Federal Courts on the basis of diversity.

21.4.3              Service of process in any suit, action or proceeding in respect of any matter as to which the Seller or the Buyer has submitted to jurisdiction under Clause 21 may be made on the Seller by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier service

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prepaid to, CT Corporation, New York City offices as agent for the Seller, it being agreed that service upon CT Corporation will constitute valid service upon the Seller or by any other method authorized by the laws of the State of New York, and (ii) may be made on the Buyer by delivery of the same personally or by dispatching the same by Federal Express, UPS, or similar international air courier service prepaid, return receipt requested to: Corporate Secretary, 111 Eighth Avenue, New York, NY 10011 USA, or by any other method authorized by the laws of the State of New York; provided in each case that failure to deliver or mail such copy will not affect the validity or effectiveness of the service of process.

21.5.1              The Buyer agrees [*].

21.5.2              The Seller shall, [*].

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Clause 22       CONFIDENTIALITY

Each Party hereto shall be entited to disclose this Agreement and any information exchanged in connection herewith [*]

Notwithstanding the foregoing, the Seller shall be entitled to disclose this Agreement and any information exchanged in connection herewith to its Affiliates [*] for the sole purpose of implementation hereof and to the extent necessary thereto and so long as they are bound by confidentiality obligations similar to those of this Clause 22.

Without prejudice to the above, the Buyer shall be entitled to disclose to any Operator, so long as they are bound by confidentiality obligations similar to those of this Clause 22, the following information [*].

Without limiting the generality of the foregoing, the Buyer will use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in

(i)   any filing required to be made by the Buyer with any governmental agency and will make such applications as will be necessary to implement the foregoing, and

(ii)  any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto.

With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and will give the Seller a reasonable period of time in which to review said document. The Buyer and the Seller will consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof.

The provisions of this Clause 22 will survive any termination of this Agreement.

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Clause 23       AGREEMENT

23.1                This Agreement constitutes the entire Agreement between the Seller and the Buyer, and supersedes and cancels all prior agreements, negotiations, drafts, representations and communications, whether oral or written, between the Seller and the Buyer or their respective agents, with respect to or in connection with the subject matter of this Agreement.

23.2                No agreement or understanding varying or supplementing the terms and conditions hereof shall be binding on either the Seller or the Buyer unless an amendment to this Agreement is agreed to in writing and duly signed by the parties’ authorized representatives.

23.3                If any of the provisions of this Agreement are for any reason declared by judgment of a court of competent jurisdiction to be unenforceable or ineffective, those provisions shall be deemed severable from the other provisions of this Agreement and the remainder of this Agreement shall remain in full force and effect.

23.4                Intentionally left blank.

23.5                The Seller and the Buyer confirm to each other they have each obtained the required authorizations and fulfilled any applicable conditions to enable each of them to enter into this Agreement.

23.6                The Buyer’s and the Seller’s obligations under Clauses [*], as applicable, shall survive the relevant termination of this Agreement, in accordance with their terms. Further, any obligation of either party under this Agreement which is expressly stated to survive any termination of this Agreement, shall survive any termination of this Agreement.

23.7                This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original and together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by email shall be as effective as delivery of a manually executed counterpart of this Agreement.

23.8                The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

23.9.1             The Buyer represents and warrants to the Seller:

(i)      the Buyer is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

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(ii)     neither the execution and delivery by the Buyer of this Agreement, nor the consummation of any of the transactions by the Buyer contemplated thereby, nor the performance by the Buyer of the obligations thereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound;

(iii)    this Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

23.9.2              The Seller represents and warrants to the Buyer:

(i)      the Seller is organized and existing in good standing under the laws of Canada and has the corporate power and authority to enter into and perform its obligations under the Agreement;

(ii)     neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor the performance by the Seller of the obligations thereunder, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

(iii)    this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

(REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS)

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IN WITNESS WHEREOF this Agreement has been entered into on the date first written above.

AIRBUS CANADA LIMITED PARTNERSHIP,

duly acting and represented by its managing general partner,

AIRBUS CANADA MANAGING GP INC.,

Per:	/s/ Philippe Balducchi

Name:	Philippe Balducchi

Title:	CEO

AIR LEASE CORPORATION

Per:	/s/ John L. Plueger

Name:	John L. Plueger

Title:	CEO & President

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SCHEDULE 1 - PRICE REVISION FORMULA

1                 BASE PRICE

The Aircraft Base Price quoted in Clause 4.1 of the Agreement - and any other amounts set out in the Agreement as being revised in accordance with the provisions of this Schedule 1 - is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2                 BASE PERIOD

The Aircraft Base Price has been established in accordance with the average economic conditions prevailing in [*] and corresponding to a theoretical delivery in [*] as defined by "ECIb" and "ICb" index values indicated hereafter.

3                 INDEXES

Labor Index: "Employment Cost Index for Workers in Aerospace manufacturing" hereinafter referred to as "ECI336411W", quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two (2) preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: "Industrial Commodities" (hereinafter referred to as "IC") as published in "PPI Detailed Report" (found in Table 9. “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

ALC A220 Purchase Agreement	Page 56/66
Ref. CLC-CT1906081 – December 2019

4                 REVISION FORMULA

Pn             =         [*]

Where      :

Pn            :           Aircraft Base Price as revised at the Delivery Date of the Aircraft

Pb            :           Aircraft Base Price at economic [*]

[*]             :           [*]

ECIn         :          the arithmetic average of the latest published values of the ECI 336411W-Index available at the Delivery Date of the Aircraft for the [*] month prior to the month of Delivery of the Aircraft

ECIb         :          ECI336411W-Index for [*]

ICn           :           the arithmetic average of the latest published values of the IC‑Index available at the Delivery Date of the Aircraft for the [*] prior to the month of Aircraft Delivery

ICb           :          IC‑Index for [*]

5                 GENERAL PROVISIONS

5.1              Roundings

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient [*] and [*] shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The [*] shall be rounded to the nearest ten-thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2              Substitution of Indexes for Price Revision Formula

If:

(i)       the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Price Revision Formula, or

ALC A220 Purchase Agreement	Page 57/66
Ref. CLC-CT1906081 – December 2019

(ii)      the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii)     the data samples used to calculate such Labor Index or such Material Index are substantially changed;

the Seller shall select a substitute index for inclusion in the Price Revision Formula (the "Substitute Index").

The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, the Seller shall make an appropriate adjustment to the Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

5.3              Final Index Values

The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the base prices as revised at Delivery of the Aircraft shall be made after Aircraft Delivery for any subsequent changes in the published Index values.

5.4              Limitation

Should the sum [*] be less than 1, Pn shall be equal to [*].

ALC A220 Purchase Agreement	Page 58/66
Ref. CLC-CT1906081 – December 2019

SCHEDULE 2 - DELIVERY SCHEDULE

Aircraft	Scheduled Delivery Month
[*]	[*]	2021
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

ALC A220 Purchase Agreement	Page 59/66
Ref. CLC-CT1906081 – December 2019

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	2026

ALC A220 Purchase Agreement	Page 60/66
Ref. CLC-CT1906081 – December 2019

SCHEDULE 3 - STANDARD SPECIFICATION

Aircraft Model	Standard Specification	Design Weights
		Maximum Take-Off Weight (MTOW)	Maximum Landing Weight (MLW)	Maximum Zero Fuel Weight (MZFW)
A220-100	[*] dated [*]	[*] kg	[*] kg	[*] kg
A220-300	[*] dated [*]	[*] kg	[*] kg	[*] kg

ALC A220 Purchase Agreement	Page 61/66
Ref. CLC-CT1906081 – December 2019

SCHEDULE 4 – BUYER SELECTED OPTIONAL FEATURES

SCHEDULE 4A: Buyer Selected Optional Features A220-100 Aircraft

[*]

ALC A220 Purchase Agreement	Page 62/66
Ref. CLC-CT1906081 – December 2019

SCHEDULE 4B: Buyer Selected Optional Features A220-300 Aircraft

[*]

ALC A220 Purchase Agreement	Page 63/66
Ref. CLC-CT1906081 – December 2019

SCHEDULE 5 – CUSTOMIZATION MILESTONE CHART

[*]

ALC A220 Purchase Agreement	Page 64/66
Ref. CLC-CT1906081 – December 2019

SCHEDULE 6 – CERTIFICATE OF ACCEPTANCE

In accordance with the terms of the _____ purchase agreement dated _____ __________ _____ and entered into between _____ (the Customer) and Airbus Canada Limited Partnership, acting through its managing general partner, Airbus Canada Managing GP Inc., as amended and supplemented from time to time (the Purchase Agreement), the technical acceptance tests relating to one Airbus A220-___ aircraft bearing manufacturer’s serial number _____ and registration mark _____ (the Aircraft) have taken place in Mirabel, Canada.

In view of said tests having been carried out with satisfactory results, the Customer hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer has caused this instrument to be executed by its duly authorised representative this _____ day of __________ _____ in Mirabel, Canada.

[CUSTOMER]

Name:

Title:

Signature:

ALC A220 Purchase Agreement	Page 65/66
Ref. CLC-CT1906081 – December 2019

SCHEDULE 7 – BILL OF SALE

Know all men by these presents that that Airbus Canada Limited Partnership, acting through its managing general partner, Airbus Canada Managing GP Inc., having its registered office at Airbus Canada Limited Partnership, 13100 Boulevard Henri Fabre, Mirabel, QC, Canada J7N 3C6, (the Seller), was, this _____ day of __________ _____, the owner of the following airframe (the Airframe), the [engines/propulsion systems] as specified (the [Engines/Propulsion Systems]) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon, attached or allocated thereto on the date hereof (the Parts):

AIRFRAME:                                                          [ENGINES/PROPULSION SYSTEMS]:

AIRBUS Model A220-___           _____                Model _____

MANUFACTURER'S SERIAL NUMBER:            ENGINE SERIAL NUMBERS:

_____                                                                    LH:   _____

RH:   _____

REGISTRATION MARK:

_____

The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the Aircraft.

The Seller did, on this _____ day of __________ _____, sell, transfer and deliver all of its rights, title and interest in and to the Aircraft to the following entity, the said Aircraft to be the property thereof:

[Insert Name of Buyer]

[Insert Address of Buyer]

(the Buyer)

The Seller hereby warrants to the Buyer, its successors and assigns that (i) the Seller had good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer, (ii) there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others, (iii) the Seller shall defend such title forever against all claims and demands whatsoever.

This Bill of Sale shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by its duly authorised representative this _____ day of __________ _____ in Mirabel, Canada.

Airbus Canada Limited Partnership,

acting through its managing general partner, Airbus Canada Managing GP Inc.

Name:

Title:

Signature:

ALC A220 Purchase Agreement	Page 66/66
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N1

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

December 20, 2019

Subject: [*]

AIR LEASE CORPORATION ("the Buyer") and AIRBUS CANADA LIMITED PARTNERSHIP ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of the date hereof which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A220 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

ALC A220 Purchase Agreement – Letter Agreement N°1	Page 1/3
Ref. CLC-CT1906081 –December 2019

LETTER AGREEMENT N1

1.         [*]

2.         [*]

3.         MISCELLANEOUS

3.1       Inconsistencies

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

3.2       Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.3       Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

3.4       Law and jurisdiction

This Letter Agreement shall be governed by, and construed in accordance with, the laws of the state of New York, United States of America and the provisions of Clause 21 of the Agreement shall apply to this Letter Agreement.

3.5       Counterparts

This Letter Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

ALC A220 Purchase Agreement – Letter Agreement N°1	Page 2/3
Ref. CLC-CT1906081 –December 2019

LETTER AGREEMENT N1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS CANADA LIMITED
PARTNERSHIP
by its managing general partner,
AIRBUS CANADA MANAGING GP INC.

By :	/s/ John L. Plueger	By :	/s/ Philippe Balducchi

Its :	CEO & President	Its :	CEO

ALC A220 Purchase Agreement – Letter Agreement N°1	Page 3/3
Ref. CLC-CT1906081 –December 2019

LETTER AGREEMENT N2

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

December 20, 2019

Subject: [*]

AIR LEASE CORPORATION ("the Buyer") and AIRBUS CANADA LIMITED PARTNERSHIP ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of the date hereof which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A220 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

ALC A220 Purchase Agreement – Letter Agreement N°2	Page 1/3
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N2

1.         [*]

2.         MISCELLANEOUS

2.1       Inconsistencies

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

2.2       Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

2.3       Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

2.4       Law and jurisdiction

This Letter Agreement shall be governed by, and construed in accordance with, the laws of the state of New York, United States of America and the provisions of Clause 21 of the Agreement shall apply to this Letter Agreement.

2.5       Counterparts

This Letter Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

ALC A220 Purchase Agreement – Letter Agreement N°2	Page 2/3
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS CANADA LIMITED
PARTNERSHIP
by its managing general partner,
AIRBUS CANADA MANAGING GP INC.

By :	/s/ John L. Plueger	By :	/s/ Philippe Balducchi

Its :	CEO & President	Its :	CEO

ALC A220 Purchase Agreement – Letter Agreement N°2	Page 3/3
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N3

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

December 20, 2019

Subject: [*]

AIR LEASE CORPORATION ("the Buyer") and AIRBUS CANADA LIMITED PARTNERSHIP ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of the date hereof which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A220 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

ALC A220 Purchase Agreement – Letter Agreement N°3	Page 1/4
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N3

1          [*]

2          [*]

ALC A220 Purchase Agreement – Letter Agreement N°3	Page 2/4
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N3

3          MISCELLANEOUS

3.1       Inconsistencies

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

3.2       Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.3       Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

3.4       Law and jurisdiction

This Letter Agreement shall be governed by, and construed in accordance with, the laws of the state of New York, United States of America and the provisions of Clause 21 of the Agreement shall apply to this Letter Agreement.

3.5       Counterparts

This Letter Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

ALC A220 Purchase Agreement – Letter Agreement N°3	Page 3/4
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N3

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS CANADA LIMITED
PARTNERSHIP
by its managing general partner,
AIRBUS CANADA MANAGING GP INC.

By :	/s/ John L. Plueger	By :	/s/ Philippe Balducchi

Its :	CEO & President	Its :	CEO

ALC A220 Purchase Agreement – Letter Agreement N°3	Page 4/4
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N4

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

December 20, 2019

Subject: TECHNICAL MATTERS

AIR LEASE CORPORATION ("the Buyer") and AIRBUS CANADA LIMITED PARTNERSHIP ("the Seller") have entered into a Purchase Agreement (the “Agreement") dated as of the date hereof which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A220 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

ALC A220 Purchase Agreement – Letter Agreement N°4	Page 1/4
Ref. CLC-CT CT1906081 – December 2019

LETTER AGREEMENT N4

1.         [*]

2.         [*]

3.         [*]

4.         [*]

5.         [*]

6.         [*]

7          [*]

8          [*]

9          [*]

8          MISCELLANEOUS

8.1       Inconsistencies

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

8.2       Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned

ALC A220 Purchase Agreement – Letter Agreement N°4	Page 2/4
Ref. CLC-CT CT1906081 – December 2019

LETTER AGREEMENT N4

or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

8.3       Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

8.4       Law and jurisdiction

This Letter Agreement shall be governed by, and construed in accordance with, the laws of the state of New York, United States of America and the provisions of Clause 21 of the Agreement shall apply to this Letter Agreement.

8.5       Counterparts

This Letter Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

ALC A220 Purchase Agreement – Letter Agreement N°4	Page 3/4
Ref. CLC-CT CT1906081 – December 2019

LETTER AGREEMENT N4

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS CANADA LIMITED
PARTNERSHIP
by its managing general partner,
AIRBUS CANADA MANAGING GP INC.

By :	/s/ John L. Plueger	By :	/s/ Philippe Balducchi

Its :	CEO & President	Its :	CEO

ALC A220 Purchase Agreement – Letter Agreement N°4	Page 4/4
Ref. CLC-CT CT1906081 – December 2019

LETTER AGREEMENT N5A

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

December 20, 2019

Subject: [*]

AIR LEASE CORPORATION (the “Buyer”) and AIRBUS CANADA LIMITED PARTNERSHIP (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A220-100 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

ALC A220 Purchase Agreement – Letter Agreement N°5A	Page 1/12
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5A

1          [*]

ALC A220 Purchase Agreement – Letter Agreement N°5A	Page 2/12
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5A

2          [*]

ALC A220 Purchase Agreement – Letter Agreement N°5A	Page 3/12
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5A

3          [*]

ALC A220 Purchase Agreement – Letter Agreement N°5A	Page 4/12
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5A

4          [*]

ALC A220 Purchase Agreement – Letter Agreement N°5A	Page 5/12
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5A

5          [*]

ALC A220 Purchase Agreement – Letter Agreement N°5A	Page 6/12
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5A

6          [*]

ALC A220 Purchase Agreement – Letter Agreement N°5A	Page 7/12
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5A

7          [*]

ALC A220 Purchase Agreement – Letter Agreement N°5A	Page 8/12
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5A

8          [*]

ALC A220 Purchase Agreement – Letter Agreement N°5A	Page 9/12
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5A

9          [*]

ALC A220 Purchase Agreement – Letter Agreement N°5A	Page 10/12
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5A

10        MISCELLANEOUS

10.1     Inconsistencies

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement.

10.2     Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.3     Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

10.4     Law and Jurisdiction

This Letter Agreement shall be governed by, and construed in accordance with, the laws of the state of New York, United States of America and the provisions of Clause 21 of the Agreement shall apply to this Letter Agreement.

.

10.5     Counterparts

This Letter Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

ALC A220 Purchase Agreement – Letter Agreement N°5A	Page 11/12
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5A

AIR LEASE CORPORATION		AIRBUS CANADA LIMITED
PARTNERSHIP
by its managing general partner,
AIRBUS CANADA MANAGING GP INC.

By :	/s/ John L. Plueger	By :	/s/ Philippe Balducchi

Its :	CEO & President	Its :	CEO

Date :	Dec 20, 2019	Date :

ALC A220 Purchase Agreement – Letter Agreement N°5A	Page 12/12
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5B

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

December______, 2019

Subject: [*]

AIR LEASE CORPORATION (the “Buyer”) and AIRBUS CANADA LIMITED PARTNERSHIP (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of the date hereof which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A220 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

ALC A220 Purchase Agreement – Letter Agreement N°5B	Page 1/12
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5B

1          [*]

ALC A220 Purchase Agreement – Letter Agreement N°5B	Page 2/12
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5B

2             [*]

ALC A220 Purchase Agreement – Letter Agreement N°5B	Page 3/12
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5B

3          [*]

ALC A220 Purchase Agreement – Letter Agreement N°5B	Page 4/12
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5B

4          [*]

ALC A220 Purchase Agreement – Letter Agreement N°5B	Page 5/12
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5B

5          [*]

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Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5B

6          [*]

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LETTER AGREEMENT N5B

7          [*]

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LETTER AGREEMENT N5B

8          [*]

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LETTER AGREEMENT N5B

9          [*]

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Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5B

10        MISCELLANEOUS

10.1     Inconsistencies

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement.

to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

10.2     Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.3     Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

10.4     Law and jurisdiction

This Letter Agreement shall be governed by, and construed in accordance with, the laws of the state of New York, United States of America and the provisions of Clause 21 of the Agreement shall apply to this Letter Agreement.

10.5     Counterparts

This Letter Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

ALC A220 Purchase Agreement – Letter Agreement N°5B	Page 11/12
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N5B

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS CANADA LIMITED
PARTNERSHIP
by its managing general partner,
AIRBUS CANADA MANAGING GP INC.

By :	/s/ John L. Plueger	By :	/s/ Philippe Balducchi

Its :	CEO & President	Its :	CEO

ALC A220 Purchase Agreement – Letter Agreement N°5B	Page 12/12
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N6

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

December 20, 2019

Subject: PURCHASE RIGHTS

AIR LEASE CORPORATION ("the Buyer") and AIRBUS CANADA LIMITED PARTNERSHIP ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of the date hereof which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A220 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

ALC A220 Purchase Agreement – Letter Agreement N°6	Page 1/5
Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N6

1          PURCHASE RIGHTS

1.1       Scope

Subject to Clauses 1.2 to 1.8 below, the Seller shall grant the Buyer a right (the “Purchase Right”) to purchase up to twenty-five (25) additional A220 aircraft [*] (each a "Purchase Right Aircraft").

1.2       [*]

1.3       [*]

1.4       [*]

1.5       [*]

1.6       [*]

1.7       [*]

1.8       [*]

2          MISCELLANEOUS

2.1       Inconsistencies

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

2.2       Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

2.3       Confidentiality

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Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N6

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

2.4       Law and jurisdiction

This Letter Agreement shall be governed by, and construed in accordance with, the laws of the state of New York, United States of America and the provisions of Clause 21 of the Agreement shall apply to this Letter Agreement.

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Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N6

2.5       Counterparts

This Letter Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

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Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N6

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS CANADA LIMITED
PARTNERSHIP
by its managing general partner,
AIRBUS CANADA MANAGING GP INC.

By :	/s/ John L. Plueger	By :	/s/ Philippe Balducchi

Its :	CEO & President	Its :	CEO

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Ref. CLC-CT1906081 – December 2019

LETTER AGREEMENT N7

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

December 20, 2019

Subject: SPECIFIC TERMS

AIR LEASE CORPORATION ("the Buyer") and AIRBUS CANADA LIMITED PARTNERSHIP ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of the date hereof which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A220 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

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Ref. CLC-CT CT1906081 – December 2019

LETTER AGREEMENT N7

1.         [*]

2.         [*]

3.         [*]

4.         [*]

5.         [*]

5          [*]

7          MISCELLANEOUS

7.1       Inconsistencies

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

7.2       Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

7.3       Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

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Ref. CLC-CT CT1906081 – December 2019

LETTER AGREEMENT N7

7.4       Law and jurisdiction

This Letter Agreement shall be governed by, and construed in accordance with, the laws of the state of New York, United States of America and the provisions of Clause 21 of the Agreement shall apply to this Letter Agreement.

7.5       Counterparts

This Letter Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

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Ref. CLC-CT CT1906081 – December 2019

LETTER AGREEMENT N7

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS CANADA LIMITED
PARTNERSHIP
by its managing general partner,
AIRBUS CANADA MANAGING GP INC.

By :	/s/ John L. Plueger	By :	/s/ Philippe Balducchi

Its :	CEO & President	Its :	CEO

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Ref. CLC-CT CT1906081 – December 2019

LETTER AGREEMENT N8

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

December 20, 2019

Subject: PRODUCT SUPPORT, WARRANTY AND SERVICE LIFE POLICY

AIR LEASE CORPORATION (the “Buyer") and AIRBUS CANADA LIMITED PARTNERSHIP (the “Seller") have entered into a Purchase Agreement (the “Agreement") dated as of the date hereof which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A220 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

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Ref. CLC-CT CT1906081

LETTER AGREEMENT N8

1          [*]

2.         [*]

3.         [*]

4.         [*]

5          [*]

6          [*]

7          [*]

8          [*]

9          MISCELLANEOUS

9.1       Inconsistencies

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

9.2       Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

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Ref. CLC-CT CT1906081

LETTER AGREEMENT N8

9.3       Confidentiality

This Letter Agreement (and its existence) shall be treated by the Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Party. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Party.

9.4       Law and jurisdiction

This Letter Agreement shall be governed by, and construed in accordance with, the laws of the state of New York, United States of America and the provisions of Clause 21 of the Agreement shall apply to this Letter Agreement.

9.5       Counterparts

This Letter Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

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Ref. CLC-CT CT1906081

LETTER AGREEMENT N8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS CANADA LIMITED
PARTNERSHIP
by its managing general partner,
AIRBUS CANADA MANAGING GP INC.

By :	/s/ John L. Plueger	By :	/s/ Philippe Balducchi

Its :	CEO & President	Its :	CEO

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Ref. CLC-CT CT1906081

LETTER AGREEMENT N8

APPENDIX A – [*]

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Ref. CLC-CT CT1906081

ANNEX A

ANNEX A

CUSTOMER SUPPORT SERVICES

This Annex A forms part of the Agreement and all defined terms used in this Annex A and defined elsewhere in the Agreement, including Annex B thereto, shall have the meaning ascribed to them in those other sections of the Agreement.

The Seller shall make available to the Buyer, or cause to be made available, the customer support services set out in this Annex A (collectively the “Customer Support Services”). It is understood by the Parties that any Customer Support Services provided are in consideration of the purchase and Delivery of Aircraft.

The Seller agrees that the Buyer shall be entitled to assign any of its rights and interests available under Article 1 (Seller Representative Services), Article 3 (Training Support and Services) and Article 4 (Technical Publications and Data), (together, the “Support Rights”) to the Initial Operator of any Aircraft by the way of a support rights assignment agreement (the “SRA”), in the mutually agreed form and substance of Attachment B to this Annex A.

Should the Buyer not take Delivery of any of the Aircraft then, in addition to any other rights and remedies available to the Seller under the Agreement or at law:

(a)     any of the Customer Support Services earned on a per Aircraft basis shall not be provided for such undelivered Aircraft; and

(b)     in the event that:

(i)  the Customer Support Services to be earned on a per Aircraft basis have been provided in advance of the Delivery for such undelivered Aircraft; or

(ii) the Customer Support Services are not earned on a per Aircraft basis, in which case the prorated quantities of such Customer Support Services shall be calculated for such undelivered Aircraft,

then the quantities of such Customer Support Services or a prorated quantity thereof for such undelivered Aircraft shall be [*] paid by the Buyer to the Seller [*] within [*] of the Buyer receiving written request to that effect from the Seller.

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Ref. CLC-CT1906081

ANNEX A

Article 1.         SELLER REPRESENTATIVE SERVICES

The Seller shall provide, or cause to be provided, [*] to the Buyer, the services of Seller Representatives, as described in this Article 1.

1.1                   Seller Representatives

1.1.1                For the fleet of fifty (50) Aircraft, the Seller shall provide to the Buyer the services of Seller customer support representatives (each a “Seller Representative”), at each Initial Operator’s facility or such other locations as the Parties may agree from time to time, for a total of:

[*] man-months, earned at a rate of [*] per Aircraft.

For sake of clarity, man-month is unit of assigning any Seller Representative service provided per month, independent of the representative’s gender.

Except as otherwise mutually agreed between the Parties, the number of such Seller Representatives shall not exceed [*] per Initial Operator at any one time, unless otherwise mutually agreed.

It is agreed and understood by the Buyer that the man-months of Seller Representative services earned for each Aircraft include the statutory vacation period of the Seller Representatives, during which the Initial Operator shall have access to the services set out in Article 1.2.2.

1.1.2                Each Seller Representative, or any other employee of the Seller providing services to the Buyer hereunder, shall be acting in an advisory capacity only and shall at no time be deemed to be an employee or agent of the Buyer, either directly or indirectly.

1.1.3                Should the Buyer need to assign Seller Representative services exceeding the quantity of man-months specified in Clause 1.1.1, the Seller may provide such additional man-months subject to terms and conditions to be mutually agreed.

1.1.4                The Seller may [*], when necessary and applicable.

1.2                   Availability

1.2.1                The Parties acknowledge and agree that during the period defined in Article 1.1, each Seller Representative may provide support to airlines other than any Initial Operator.

1.2.2                If, at the end of the Seller Representative’s assignment, as set out in Article 1.1, the Initial Operator needs technical assistance in an AOG situation, such Initial Operator shall have [*] access to:

1)      Seller’s technical AOG service; and

ALC A220 Purchase Agreement – Annex A	Page 2/22
Ref. CLC-CT1906081

ANNEX A

2)      the network of Seller Representatives located closest to the Initial Operator's main base and the contacts of which shall be provided to the Initial Operator.

1.3                   Support at the Initial Operator’s Facilities

If the Parties have agreed on a Seller Representative being based at an Initial Operator’s facility for all or part of the man-months set out in Article 1.1, then the conditions of this Article 1.3 shall apply.

1.3.1                From the date of arrival of the first Seller Representative at the Initial Operator’s facilities and for as long as [*] Seller Representative is present at such facilities, the Buyer shall cause the Initial Operator to provide free of charge a suitable, lockable office, conveniently located with respect to the  Initial Operator’s maintenance facilities, with complete office furniture and equipment including telephone and Internet connections for the sole use of the Seller Representative(s). All related communication costs shall be borne by [*].

1.3.2                If the Buyer or the Initial Operator requests any Seller Representative to travel on business to a city other than such representative’s usual place of assignment, [*] as may be applicable.

1.3.3                The Buyer or the Initial Operator, as applicable, shall assist the Seller in obtaining from the civil authorities of the Initial Operator’s country those documents that are necessary to permit each Seller Representative to live and work in the Initial Operator’s country; should they not be obtained, the Parties shall agree on an alternate country from which such Seller Representative shall provide the services set out in this Article 1.

1.3.4                [*]:

1)   the entry into or exit from the Initial Operator’s country of the Seller Representatives; and

2)   the entry into or the exit from the Initial Operator’s country of such property of the Seller as is reasonably necessary for the purpose of providing the Seller Representative’s services.

1.4                   Withdrawal of the Seller Representative

The Seller shall have the right to withdraw its assigned Seller Representatives as it sees fit if conditions arise that are, in the Seller's reasonable opinion, dangerous to their safety or health or prevent them from fulfilling their tasks. In such case, the Initial Operator shall have access to the services set out in Clause 1.2.2 herein.

1.5                   Indemnities

INDEMNIFICTION PROVISIONS APLICABLE TO THIS CLAUSE 1 ARE AS SET FORTH IN SCHEDULE 2D.

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Ref. CLC-CT1906081

ANNEX A

Article 2          INITIAL PROVISIONING, SPARE PARTS AND AOG SERVICE

2.1                   Definitions

The following expressions shall have the meaning ascribed thereto below unless otherwise expressly provided. All other capitalised terms and expressions used in this Article 2 but not defined hereunder shall have the same meaning ascribed thereto in the Agreement.

“Material” means the following categories of material:

(i)         Seller Spare Parts;

(ii)        Vendor Parts classified as repairable line maintenance parts (as such term is defined in SPEC 2000);

(iii)       Vendor Parts classified as expendable line maintenance parts (as defined in SPEC 2000);

(iv)       Vendor Parts classified as ground support equipment and specific-to-type tools.

“Order” means any order for Spare Parts issued by the Buyer;

“Propulsion System Part(s)” means an engine and any component, ground support equipment, tool, equipment, part, accessory or assembly related to an engine (including a nacelle and an auxiliary power unit (APU)), in each case for which the manufacturer or supplier thereof holds the design authority, including any such item furnished as a Spare Part;

“Seller Spare Part(s)” means any component, ground support equipment, tool, equipment or part for the Aircraft where (a) such item is manufactured by the Seller or its subcontractor(s) and for which the Seller holds the design authority and (b) such item is purchased as a Spare Part(s) from the Seller;

“Spare Parts” means all material, spare parts, assemblies, special tools and items of equipment, including ground support equipment, ordered for the Aircraft by Buyer from Seller. The term “Spare Parts” includes Seller Spare Parts, Propulsion System Parts and Vendor Parts, but excludes spare parts related to Buyer Furnished Equipment;

“SPEC 2000” means the “e-Business Specification for Materials Management” document published by the Air Transport Association of America;

“Vendor Part(s)”  means any component, ground support equipment, tool, equipment or part for the Aircraft, other than a Propulsion System Part or Buyer Furnished Equipment, where (a) the manufacturer or supplier thereof holds the design authority and is not the Seller; and (b) such item is either installed or incorporated on the Aircraft at Delivery or furnished as a Spare Part.

ALC A220 Purchase Agreement – Annex A	Page 4/22
Ref. CLC-CT1906081

ANNEX A

2.2                   Initial Provisioning

2.2.1                Initial Provisioning Conference

At least [*] prior to the first day of the Scheduled Delivery Month of the first Aircraft delivery to each Initial Operator (unless otherwise agreed), the Seller shall or shall cause an initial provisioning conference to be convened on a date and at a location to be mutually agreed between the Seller and Initial Operator. The aim of such conference is to:

(a)        discuss the operational parameters to be provided by the Initial Operator to the Seller to enable the preparation of the Initial Provisioning recommendation (the “Initial Provisioning Material”); and

(b)        review the Initial Operator’s requirements with respect to ground support equipment and special tool requirements.

2.2.2                Initial Provisioning Data

Provisioning data for Initial Provisioning Material shall be provided to the Initial Operator at a date and in a format to be mutually agreed and generally in accordance with SPEC 2000, Chapter 1 (as such data may be amended from time to time by the Seller).

2.3                   Spare Parts Availability and AOG Service

2.3.1                The Initial Operator may place Order(s) for Initial Provisioning Material and Spare Parts through a process to be mutually agreed. The Seller shall maintain, or shall cause to be maintained, a year-round emergency service twenty-four (24) hours per day on a seven (7) days a week basis. The Seller shall make reasonable efforts to support the Initial Operator from the spares warehouse that is the closest available to the Initial Operator’s main base.

2.3.2                No minimum order value or minimum order quantities shall apply to emergency services.

2.3.3                Shipping information (airway bill number, flight number, etc.) shall be given to the Initial Operator by the Seller upon shipment.

2.4                   Applicable Terms and Conditions

The terms and conditions for Initial Provisioning Materials shall be those applicable to the sale of Material in force at the time of receipt of each Order and as set out in the Seller’s or its Affiliates then applicable general terms and conditions of supply.

ALC A220 Purchase Agreement – Annex A	Page 5/22
Ref. CLC-CT1906081

ANNEX A

Article 3          TRAINING SUPPORT AND SERVICES

3.1                   General

This Article 3 sets out the terms and conditions for the supply to the Buyer training support and services to support the operation of the Aircraft by the Initial Operator.

3.1.1                The Seller shall provide, or shall cause to be provided, [*], the training allowances set out in Exhibit A to this Annex A.

The training courses conducted pursuant to this Agreement are not “Ab Initio Training Courses”.

Training courses shall be conducted in English, using training aids written in English and using common aeronautical terminology.

3.1.2                The Seller and Initial Operator shall mutually agree on the scheduling of training courses during a training conference at a location to be mutually agreed (the “Training Conference”) which shall be held, [*] no later than [*] prior to the Scheduled Delivery Month of the first Aircraft to be delivered to each Initial Operator to whom the Buyer has assigned training allowances.

3.2                   Training Location

3.2.1                During the Training Conference, the Seller shall indicate to the corresponding Initial Operator the training location where the training shall take place (the “Training Centre”).

3.2.2                If the unavailability of facilities or scheduling difficulties make training by the Seller at any Seller’s Training Center impractical, the Seller will ensure that the Initial Operator is provided with such training at an alternate location designated by the Seller.

3.2.3                Upon the Initial Operator’s request, the Seller may also provide certain training at a location other than the Seller's Training Centre, including one of the Initial Operator's bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon by the Initial Operator and the Seller. In such event, all additional charges related to living expenses and air travel will be borne [*].

3.2.4                If the Initial Operator requests training at a location as indicated in Clause [*] and requires such training to be an approved course by the Seller, the Initial Operator shall undertake that the training facilities will be approved prior to the performance of such training. The Initial Operator will, as necessary and in due  time prior to the performance of such training, provide access to the training facilities set forth in Clause [*] to the Seller’s and the competent aviation authority’s representatives for approval of such facilities.

ALC A220 Purchase Agreement – Annex A	Page 6/22
Ref. CLC-CT1906081

ANNEX A

3.3                   Training Courses

3.3.1                Upon the Initial Operator’s request, the Seller shall provide to the Buyer and/or any Initial Operator a description of requested training courses with information such as the aim/benefit of the course, the minimum and maximum number of trainees, the required qualification or any important specificity.

With respect to training courses performed under this Agreement:

(a)        for the duration of the training course at a Training Centre, the Seller shall make available to the trainees all necessary training media and training equipment; for the avoidance of doubt, such training equipment shall not include aircraft;

(b)        the equipment and curricula used for the training of flight, cabin and maintenance personnel shall not be fully customized but shall be configured as necessary to obtain the relevant Aviation Authority’s approval and to support the Seller’s training program;

(c)        training data and training documentation shall be made available to the trainees for the duration of the training course only [*], for the sole purpose of training, shall remain the property of the Seller and shall be returned to the Seller at the end of any training course;

(d)        at the end of each training course provided at a Training Centre each trainee shall receive either an attestation, indicating that the trainee has attended such course, or a certificate of course completion indicating the outcome of the relevant evaluation at the end of such training, as applicable. No such certificate or attestation shall represent authority or qualification by any Aviation Authority but may be presented to an Aviation Authority by the recipient in order to obtain relevant formal qualification.

In the event of training courses being provided by a training provider selected by the Seller as set forth in Clause 3.2.2, the Seller will cause such training provider to deliver a certificate of attestation, which will not represent authority or qualification by any Aviation Authority, but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

3.3.2                Timing of Requests, Rescheduling and Cancellation of Training Courses

Further to the Training Conference, the Seller shall issue training proposals to the Initial Operator for each Initial Operator (the “Training Conference Proposal”).

With respect to any training request made outside of the Training Conference, the Initial Operator shall submit the request, [*] at the latest [*] prior to the desired course start date and the Seller shall, subject to its commercial and planning constraints, issue to the Initial Operator a proposal with the earliest available training schedule within a reasonable timeframe (each a “Training Proposal”).

ALC A220 Purchase Agreement – Annex A	Page 7/22
Ref. CLC-CT1906081

ANNEX A

The Initial Operator shall provide written notification of its acceptance of the Training Conference Proposal or the Training Proposal, as applicable, within [*] of receipt thereof (or such longer period as may be accepted in writing by the Seller), after which the Initial Operator shall be deemed to have refused such proposal.

Without prejudice to the foregoing, the Initial Operator may, [*], cancel or reschedule, fully or partially, any confirmed training course irrespective of its location, subject to an advance notification, to the extent possible, of at [*] prior to the start of the relevant training course.

After such deadline, if the Initial Operator gives notice to the Seller:

(a)        less than [*] but more than [*] prior to the start date of such training, a cancellation or rescheduling fee corresponding to [*] of such training shall apply;

(b)        less than [*] prior to such training, a cancellation or rescheduling fee corresponding to [*] of such training shall apply.

If a training course becomes available less than [*] prior to its start date, the Seller may issue a Training Proposal to the Initial Operator and the Initial Operator shall confirm in writing its acceptance of such course within [*] subject to the provisions of this Article 3.3.2.

The above cancellation or rescheduling fee shall be applied through [*] or by [*].

3.3.3                All training allowances indicated in Exhibit A hereto are the total allowances granted for the entire fleet of fifty (50) Aircraft, unless otherwise specified herein.

3.3.4                If the Buyer does not use any or all of the training allowances provided pursuant to this Article 3 within the timeframe set out in Exhibit A, no compensation or credit of any nature shall be provided by the Seller.

3.3.5                Training Conversion

The Seller and the Buyer agree that, upon mutual agreement between the Seller and Initial Operator, and following Initial Operator’s request, the training allowances assigned to Initial Operator by way of a fully executed SRA may be converted and exchanged by the Seller and Initial Operator, pursuant to the following:

(i)         Initial Operator shall send a written request to the Seller, [*] at least [*] prior to the desired course start date, describing which training allowances it wishes to increase and/or add, as applicable, and which training course allowances should be reduced in exchange. Such written request is referred to as the Training Program Modification Request (the “TPM Request”); and

(ii)        Seller shall confirm within a reasonable timeframe whether such TPM Request is acceptable to the Seller, in whole or in part, and, if so, provide

ALC A220 Purchase Agreement – Annex A	Page 8/22
Ref. CLC-CT1906081

ANNEX A

to Initial Operator the commercial conditions upon which the TPM Request may be agreed (the “TPM Assessment”); and

(iii)       Initial Operator shall countersign the TPM Assessment, such countersignature to be made by a duly authorized representative of the Initial Operator (the “TPM Acceptance”).

Upon receipt of such TPM Acceptance, the Seller and Initial Operator agree that the commercial conditions set forth in the Seller’s TPM Assessment shall be fully binding upon the Seller and Initial Operator and that such TPM Acceptance shall constitute an integral part of the Agreement, with respect to, and only to the extent applicable to, the training courses allowances (in terms of duration and/or number of trainees) provided as part of the training allowances.

For the avoidance of doubt, the TPM Assessment shall be provided at Seller’s sole discretion and nothing in this Article 3.3.5 shall be deemed to be an obligation on the Seller to accept a TPM Request.

3.4                   Prerequisites and Conditions

3.4.1                The Buyer acknowledges that the Initial Operator shall be responsible for ensuring that the trainees registered for each training course have the prerequisite knowledge and experience required for such course.

3.4.2                At the time of booking a training course, and in no event later than [*] prior to each course, the Initial Operator shall provide the Seller with a list of the trainees to attend each course, together with evidence of the qualification, proficiency and professional experience of each trainee and such other relevant and necessary information as the Seller may request.

If the Seller determines:

-        prior to the start of a course, that a trainee does not meet the prerequisites of the course, such trainee shall not be enrolled in such course, and the Initial Operator may propose an alternative trainee if the timeframe allows; or

-        at any time during a training course, that a trainee lacks the required skill level, such trainee shall be withdrawn from such course.

Without prejudice to the above and with the aim of reintegrating the trainee into the course from which he or she was withdrawn, the Seller and the Initial Operator shall discuss the possibility of directing the trainee to an intermediate level training module or such other training as may be required, at the Initial Operator’s expense.

3.4.3                The Seller does in no case warrant and shall not be held liable for any trainee's performance as a result of any training provided hereunder. For the purposes of this Article 3.4.3, the “Seller” shall be understood to include the Seller, any of its suppliers and subcontractors, its Affiliates and any of their respective insurers.

ALC A220 Purchase Agreement – Annex A	Page 9/22
Ref. CLC-CT1906081

ANNEX A

3.5                   Logistics

3.5.1                Travel and living expenses for the Buyer’s trainees shall be borne by the Buyer.

The Buyer shall obtain all necessary authorisations, permits and visas necessary for its trainees to attend the training courses to be provided hereunder. Rescheduling or cancellation of training courses due to the Buyer’s failure to obtain any such authorisations, permits and visas shall be subject to the provisions of Article 3.3.2.

3.5.2                Training at External Location – Seller’s Instructors

3.5.2.1             In the event of training being provided at the Seller’s request at any location other than the Seller’s Training Centers, as provided for in Article 3.2, [*].

3.5.2.2             In the event of training being provided by the Seller’s Instructor(s) at any location other than the Seller’s Training Centers at the Initial Operator’s request, [*].

3.5.2.3             Living Expenses

Except as provided for in Article 3.5.2.1 above, [*].

3.5.3                The Seller shall not be liable to the Buyer or the Initial Operator for any delay or cancellation in the performance of any training outside of a Training Centre arising as a result of the transportation of the Seller’s personnel.

3.6                   Conditions Specific to Certain Training

3.6.1                Provision of Aircraft

During any and all on-aircraft training (whether flight or maintenance training) to be performed pursuant to this Article 3, the Initial Operator shall provide, at its own cost, an aircraft it owns or operates for the performance of such training at a mutually agreed upon location. The Initial Operator shall bear full responsibility for the aircraft upon which the training is performed, including but not limited to any required maintenance, and all expenses such as fuel, oil or landing fees and the provision of insurance in accordance with Article 3.7 hereunder.

3.6.2                Validation of Licences

The Buyer shall, or shall cause the Initial Operator, to assist the Seller in obtaining the validation of the licenses of the Seller’s pilot Instructors providing services under this Article 3 by the Aviation Authority of the country of registration of the aircraft on which the training is to be performed.

If there is any additional cost associated to the Seller’s pilots Instructors licensees validation, such cost shall be borne by [*].

ALC A220 Purchase Agreement – Annex A	Page 10/22
Ref. CLC-CT1906081

ANNEX A

3.7                   Indemnities and Insurance

INDEMNIFICTION PROVISIONS AND INSURANCE REQUIREMENTS APLICABLE TO THIS CLAUSE 3 ARE AS SET FORTH IN SCHEDULE 2D. THE BUYER SHALL PROVIDE THE SELLER WITH AN ADEQUATE INSURANCE CERTIFICATE PRIOR TO ANY TRAINING ON AIRCRAFT.

ALC A220 Purchase Agreement – Annex A	Page 11/22
Ref. CLC-CT1906081

ANNEX A

EXHIBIT A

TRAINING ALLOWANCE

All training allowances indicated in Exhibit A hereto are the total allowances granted for the entire fleet of fifty (50) Aircraft, unless otherwise specified herein.

The Seller shall provide to the Buyer the training courses set out in this Exhibit A during the period starting [*] prior to the Scheduled Delivery Month of the first Aircraft [*] and ending [*] after Delivery of such first Aircraft [*].

Notwithstanding the above, [*] of in this Exhibit A shall be provided by the Seller within a period starting [*] before and ending [*] after the corresponding Aircraft’s Delivery.

Any deviation to the above training validity shall be mutually agreed between the Buyer and the Seller.

1            FLIGHT TRAINING

1.1         Pilot Initial Type Rating

Pilot Initial Type Rating for [*] flight crews per Aircraft, each flight crew being comprised of two (2) pilots.

The Pilot Initial Type Rating course consists of ground school and simulator training.

1.2         [*] pilot instructor-months of flight supervision support services by flight supervision personnel, holding an International Civil Aviation Organisation (“ICAO”) recognized license and medicals, for the purposes of providing advisory pilot support services to flight operation team, of providing assistance in the training of the Initial Operator’s training captains and line captains and/or assisting in route proving or ferry flights.

Except if otherwise agreed to better match the Aircraft delivery schedule, the maximum number of pilot Instructors present at any one time to perform flight supervision support services shall not exceed [*].

This allowance shall be earned at a rate of [*] instructor-month per firmly delivered Aircraft.

1.3        Flight Attendant

[*] Flight Attendant Courses.

Each course shall be for up to [*] flight attendant instructors.

1.4        Flight Dispatcher Training

[*] Flight Dispatcher training courses.

Each training course shall be for up to [*] flight dispatcher personnel.

ALC A220 Purchase Agreement – Annex A	Page 12/22
Ref. CLC-CT1906081

ANNEX A

2.            MAINTENANCE TRAINING

2.1          EASA type B1/B2 Training for [*] trainees, earned at a rate of [*] trainees per Aircraft, and

2.2         Engine Run-up Training for [*] trainees.

ALC A220 Purchase Agreement – Annex A	Page 13/22
Ref. CLC-CT1906081

ANNEX A

Article 4          TECHNICAL PUBLICATIONS AND DATA

Subject to the provisions of this Article 4, the Seller shall provide the Buyer [*] with certain technical documentation and/or technical data for the maintenance, operation, repair [*] of the Aircraft, as set out in this Article 4.

4.1                   Technical Publications

4.1.1                Technical Publications Provided

The Seller shall furnish to the Buyer [*] the technical publications set out in Attachment A to this Annex A (the “Technical Publications”) in digital format in the quantities specified in such Attachment A. The Technical Publications shall be in the English language and in accordance with ATA Specification 100 as applicable.

4.1.2                Additional Technical Publications

Any additional technical publications and associated revisions purchased by the Buyer or the Operator over and above those listed herein shall be subject to terms and conditions that can be made available to the Buyer or the Initial Operator upon request.

4.1.3                Shipment

Except for Technical Publications made available via the Seller’s web portal, all Technical Publications furnished hereunder shall be delivered to the Buyer FCA (Seller’s designated facility) (Incoterms 2010), at a time to be mutually agreed between [*], subject to [*] providing its shipping address and contact information to the Seller upon the Seller’s request.

4.2                   Technical Data

The Buyer acknowledges and shall cause each Operator to acknowledge that any technical data, drawings, information, in whatever medium or format provided herein or purchased by the Buyer or the Operator, including any revisions thereto (“Technical Data”), shall only be used for the maintenance, operation, repair [*] of the Aircraft, solely for the Operator’s and/or Buyer’s own use. The use of the Technical Data by the Buyer and/or Operator may be further subject to the Seller or Vendor standard form software and/or data license agreement(s), as applicable.

4.3                   Confidential and Proprietary Nature

4.3.1                The Technical Publications and Technical Data are proprietary to the Seller and/or its Vendors, as applicable. Any and all intellectual property rights in the Technical Publications and Technical Data, including without limitation copyright, belong to the Seller and/or its Vendors, as applicable, and all Technical Publications and Technical Data shall be kept confidential by the Buyer and the Operator at all times. The Buyer agrees and shall cause each Operator to agree to use the Technical

ALC A220 Purchase Agreement – Annex A	Page 14/22
Ref. CLC-CT1906081

ANNEX A

Publications and Technical Data solely for the maintenance, operation, repair [*] of the Aircraft, solely for their own use.

The Technical Publications and Technical Data shall not be reproduced, disclosed, used or transferred to any third party without the Seller’s prior consent and such third party entering into an appropriate confidentiality agreement. The Technical Publications and Technical Data shall not be used by the Buyer or any Operator for the design or manufacture of any aircraft or Spare Parts, including Seller Parts or items of equipment.

4.3.2                Notwithstanding Article 4.3.1, if the Buyer or Operator wishes to designate a third party to perform maintenance of the Aircraft and/or data processing on its behalf, the Buyer or the Operator shall inform the Seller thereof.  The use of the Technical Publications and/or Technical Data by such third party shall be subject to applicable commercial conditions and to such third party entering with the Seller or Vendor into appropriate confidentiality agreement(s), standard form software and/or data license agreement(s), as applicable.

4.4                   Revision Service

4.4.1                With respect to each Aircraft, the [*] revision service to the Technical Data shall last for a period commencing upon the Delivery of such Aircraft to the Initial Operator and continue [*].

4.4.2                The Technical Publications shall be revised to reflect the configuration of each Aircraft at Delivery, within [*] following the Delivery Date of each Aircraft. Standard documentation shall be provided at Delivery enabling the operation and maintenance of the aircraft during the period prior to the Technical Publications being provided to the Operator.

4.4.3                Provided the revision service is being supplied under the terms of this Assignment or of a subsequent purchase order, the Seller shall incorporate into the applicable documents all applicable Seller originated service bulletins, any Seller originated changes and any airworthiness directives as of the date of Delivery of the applicable Aircraft. The Technical Publications shall then contain both the original and revised configuration.

4.4.4                Vendor Technical Publications and Data

All Vendor Technical Publications and Technical Data, including any relevant revisions, shall be provided to the Buyer and/or the Operator either by the Seller or directly by Vendors, as applicable, at conditions to be agreed between the Buyer and the corresponding Vendor.

4.5                   Specific Technical Data

4.5.1                Passenger Information Safety Cards

The Seller shall provide to each Initial Operator [*] reproducible master for the preparation of passenger information cards. [*], the Seller shall provide, in the

ALC A220 Purchase Agreement – Annex A	Page 15/22
Ref. CLC-CT1906081

ANNEX A

Seller’s standard format, laminated passenger information cards in quantities requested.

4.5.2                Fly-Away-Kit

The Initial Operator shall be entitled to [*] Fly-Away-Kit (the “FAK”) per Aircraft in paper format provided at the time of Delivery of each Aircraft.

Revision service is included in the Customer Support Services entitlement for each FAK for the duration of the revision service period.

4.6                   Performance Software

For each Aircraft, the Seller shall provide to [*] the Computerised In-Flight Performance Software (the “Performance Software”) and shall grant a license to use the Performance Software [*] from the Delivery of such Aircraft. At the end of the [*], the use of the Performance Software shall be provided at the then Seller’s relevant commercial conditions.

4.7                   Buyer’s Obligation

The Buyer shall cause each Operator to abide by the provisions of this Clause 4.

ALC A220 Purchase Agreement – Annex A	Page 16/22
Ref. CLC-CT1906081

ANNEX A

Article 5         FLIGHT OPERATIONS AND TECHNICAL SUPPORT

The Buyer and/or the Operator shall have access to the Seller’s Flight Operations Support Services available to answer the Buyer’s and/or Operator’s questions and address issues relating to day-to-day operations.

The Seller’s technical AOG service shall be available to the Buyer and/or the Operators, 24 hours a day, 7 days a week.

Other services that may be required by the Buyer and/or Operators, including technical assistance, troubleshooting assistance and Aircraft repair assistance, may be provided and customized, at terms and conditions to be mutually agreed.

ALC A220 Purchase Agreement – Annex A	Page 17/22
Ref. CLC-CT1906081

ANNEX A

ATTACHMENT A

TO

ANNEX A

CUSTOMER SUPPORT SERVICES

FORMAT OF TECHNICAL PUBLICATIONS

When first provisioning its Technical Publications, the Buyer will be able to select Technical Publications in [*] available formats:

Navigator IETP Online Technical Publications (OTP) eService:  IETP OTP is an online eService accessible via Internet and the Buyer’s Customer Portal.  Only one set is necessary.  One (1) set includes all available Flight Operations and Maintenance publications listed in this Attachment A.  Revision service occurs automatically with the IETP OTP as publications are kept at the most recent update.

Navigator Standalone:  Navigator IETP Standalone is a digital viewer application and includes all publications in digital format that can be installed onsite at the Buyer’s location on a single personal computer or on a corporate Intranet for multi-user accessibility.  Revision service can be delivered to the Buyer either on CD-ROM via the Buyer’s courier service or online via Digital Transfer Service (DTS). DTS requires good Internet connectivity.

Optional Media Formats

Technical Publications are also offered in XML Structured Data. This format is an optional and [*].

ALC A220 Purchase Agreement – Annex A	Page 18/22
Ref. CLC-CT1906081

ANNEX A

[*]

ALC A220 Purchase Agreement – Annex A	Page 19/22
Ref. CLC-CT1906081

ANNEX A

[*]

ALC A220 Purchase Agreement – Annex A	Page 20/22
Ref. CLC-CT1906081

ANNEX A

ATTACHMENT B

TO

ANNEX A

SUPPORT RIGHTS ASSIGNMENT TEMPLATE

For avoidance of doubt, the template provided bellow is draft without prejudice, not contractual, subject to revisions from time to time as agreed between the Seller and the Buyer.

SUPPORT RIGHTS ASSIGNMENT

Dated [•]

between

AIR LEASE CORPORATION

as Assignor

and

[•]

as Assignee

and

AIRBUS CANADA LIMITED PARTNERSHIP duly acting as and represented by its managing general partner, AIRBUS CANADA MANAGING GP INC.

as Airbus Canada

in respect of one (1) Airbus A220 aircraft

bearing manufacturer's serial number [•]1

1        If MSN is not available at the time of signature of this document, please identify the aircraft by its CAC ID number.

ALC A220 Purchase Agreement – Annex A	Page 21/22
Ref. CLC-CT1906081

ANNEX A

[*]

ALC A220 Purchase Agreement – Annex A	Page 22/22
Ref. CLC-CT1906081

ANNEX B

ANNEX B

WARRANTY AND SERVICE LIFE POLICY

Article 1.         Definitions

In this Annex B, the following terms shall have the meaning ascribed below unless expressly provided otherwise. This Annex B forms part of the Agreement and all other defined terms used in this Annex B and defined elsewhere in the Agreement, including Annex A thereto, shall have the meaning ascribed to them in those other sections of the Agreement.

“Aircraft Illustrated Parts Catalogue” means the manual containing information for the identification and requisition of Aircraft replacement parts, as amended from time to time by the Seller;

“Consumable(s)” means any items which are intended to be used only once, such as fuel, oil, lubricants, chemicals and other fluids and compounds (unless stipulated as reusable);

“Expendable(s)” means any items for which no authorised repair procedure exists or which are generally considered disposable, such as light bulbs, fuses, gaskets, seals, switches and rivets;

“Operator” means any operator of any Aircraft following its Delivery;

“Propulsion System Part(s)” means an engine and any component, ground support equipment, tool, equipment, part, accessory or assembly related to an engine (including a nacelle and an auxiliary power unit (APU)), in each case for which the manufacturer or supplier thereof holds the design authority, including any such item furnished as a spare part;

“Seller Part(s)” means any component, ground support equipment, tool, equipment or part for the Aircraft where (a) such item is manufactured by the Seller or its subcontractor(s) and for which the Seller holds the design authority and (b) such item is installed or incorporated on the Aircraft at Delivery;

 “Seller Spare Part(s)” means any component, ground support equipment, tool, equipment or part for the Aircraft where (a) such item is manufactured by the Seller or its subcontractor(s) and for which the Seller holds the design authority and (b) such item is purchased as a spare part(s) from the Seller;

“Seller Warranty” means the warranty provided by the Seller to the Buyer pursuant to Article 2.1 hereof;

“Supplemental Type Certificate(s)” means a certificate issued by an airworthiness authority that approves a change to the type design of the Aircraft;

“Technical Data” shall have the meaning attributed to it in Annex A, Article 4.1;

“Vendor” means a manufacturer or supplier of a Vendor Part;

ALC A220 Purchase Agreement – Annex B	Page 1/14
Ref. CLC-CT1906081

ANNEX B

“Vendor Part(s)”  means any component, ground support equipment, tool, equipment or part for the Aircraft, other than a Propulsion System Part or Buyer Furnished Equipment, where (a) the manufacturer or supplier thereof holds the design authority and is not the Seller; and (b) such item is either installed or incorporated on the Aircraft at Delivery or furnished as a spare part; and

“Vendor Warranty” means a warranty provided by a Vendor to the Buyer in respect of a Vendor Part.

ALC A220 Purchase Agreement – Annex B	Page 2/14
Ref. CLC-CT1906081

ANNEX B

Article 2.   Seller Warranty

2.1             Scope and Term of the Warranty

2.1.1          Subject to Articles 2.7 and 2.8 of this Annex B, the Seller warrants that at Delivery of an Aircraft and for a period of [*] thereafter, whichever occurs first (the “Warranty Period”):

(a)     such Aircraft shall conform to the Specification, except that any matter described therein as a characteristic, estimate, target or approximation is excluded from this warranty;

(b)     such Aircraft shall be free from defects caused by the improper installation [*] by the Seller of a Vendor Part, Propulsion System Part or Buyer Furnished Equipment;

(c)      Seller Parts shall be free from defects in material or workmanship; and

(d)     Seller Parts shall be free from defects in design, having regard to the state of the art as of the date of such design.

2.1.2          The warranty set forth in Article 2.1.1 of this Annex B does not apply to: (i) Buyer Furnished Equipment; (ii) Propulsion System Parts or Vendor Parts (other than in respect of installation thereof as outlined in Article 2.1.1(b) above); (iii) Consumables or Expendables; or (iv) any part covered or affected by a Supplemental Type Certificate (or any other change made to the Aircraft in a manner that is not approved by the Seller).

2.2             Corrective Action

2.2.1          As to each defect covered by the warranty set out under Article 2.1 (“Defect”) which becomes apparent during the Warranty Period, the Seller’s sole obligation and liability is limited to, at the Seller’s election, correction by the repair, replacement or rework of the defective Seller Part, or the amendment of Technical Documentation if determined by the Seller, at its sole discretion, to be the appropriate correction. The Seller may alternatively elect to provide the Buyer with a credit memorandum of an amount equal to the [*].

2.2.2          Whenever any Seller Part, which contains a Defect for which the Seller is liable under Clause 2.1, has been corrected,  replaced or repaired pursuant to the terms of this Clause 2.1, the period of the Seller's warranty with respect to [*].

2.2.3          In the case of a Defect relating to non-conformance with the Specification, the Seller shall [*], except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates, approximations or design aims

ALC A220 Purchase Agreement – Annex B	Page 3/14
Ref. CLC-CT1906081

ANNEX B

2.3             Seller Warranty Disposition

2.3.1          Claim Submission

The Seller’s obligations under this Article 2 are subject to a) a warranty claim being submitted in writing to the Seller’s designated warranty administrator through the on-line submission form, by e-mail or in such other manner and form communicated by the Seller to the Buyer in writing and b) to the Buyer complying with the provisions of Article 2.7.

2.3.2          Claim Information and Substantiation

Claims shall include the following information, to the extent reasonably ascertainable and relevant:

(a)     Aircraft serial number;

(b)     Part number and serial number;

(c)      Seller purchase order and/or invoice number;

(d)     Quantity claimed to be defective;

(e)     Position on the Aircraft according to the Aircraft Illustrated Parts Catalogue;

(f)      The date the claimed Defect became apparent;

(g)     Flight hours (and cycles, if applicable) accrued on the part at the time the claimed Defect became apparent;

(h)     Description of claimed Defect including justification in support of the Buyer’s assertion that warranty coverage applies;

(i)       Other relevant information such as photographs, detailed task cards, labour hours, references to Technical Documentation and detailed tear down reports; and

(j)       If applicable, a request for authorisation to perform Buyer in-house repairs in accordance with Article 2.4.

2.3.3          Approval, Audit and Transportation

The Seller shall notify the Buyer in writing of its disposition of each warranty claim received. The Seller shall use reasonable efforts to advise the Buyer of such disposition within [*] following the receipt of the complete claim.

All warranty claims shall be subject to audit and approval by the Seller. The Buyer shall cooperate with the Seller in the conduct of its investigation of a claim and any tests that may be required.

The Buyer shall pay all costs of transportation of the defective part(s) from the Buyer to the facility designated by the Seller. [*]

ALC A220 Purchase Agreement – Annex B	Page 4/14
Ref. CLC-CT1906081

ANNEX B

2.4             Buyer In-House Repair

2.4.1          The Buyer may perform the repair or re-work of a claimed Defect in a Seller Part in-house without prior authorization from the Seller where the estimated cost of such repair is less than or equal to [*] and provided that:

(a)     the Buyer has obtained approval from the relevant aviation authorities to perform the repair, if such approval is necessary;

(b)     such repair is performed in accordance with all relevant Technical Documentation and/or the Seller’s written instructions;

(c)      such repair is only to the extent reasonably necessary to correct the claimed Defect; and

(d)     such repair is on an Aircraft owned or operated by the Buyer and using the Buyer’s own facilities and personnel.

2.4.2          If the cost claimed by the Buyer to correct a claimed Defect in a Seller Part exceeds [*], and provided that the requirements set out in Article 2.4.1 (a) to (d) above are complied with, the Buyer may request the Seller’s authorisation to perform the repair or re-work of the Seller Part in-house by notifying the Seller in writing of such request before the commencement of such repair or re-work. Within [*] following receipt of such request, the Seller shall provide written notice to the Buyer approving or denying such request. The Seller agrees to use all reasonable efforts to ensure a prompt response and shall not unreasonably withhold authorization.  If such request is approved, the Seller shall specify a reasonable estimate of the labour hours required for the repair or rework of the Defect by the Buyer. If such request is denied, the Seller shall advise the Buyer of the manner in which the Seller wishes to proceed.

2.4.3          The Seller’s decision regarding the Buyer’s request to perform an in-house repair or re-work in accordance with Article 2.4.1 or 2.4.2 shall not constitute a determination as to the existence of a Defect as described in Article 2.1. Following the in-house repair or re-work, the Seller will, acting reasonably, determine the Warranty coverage pursuant to Article 2.3 of such Warranty Claim based upon the claim details, reports from the Seller’s Representatives if applicable, historical data logs, inspections, tests, findings during repair, defective analysis and other relevant documents and information If the Seller approves such warranty claim, the Buyer shall be eligible for the reimbursement of (a) direct material costs [*], and (b) direct labour costs for in-house repair or re-work in accordance with Article 2.6. If the Seller rejects the Warranty Claim, then the Seller will provide the Buyer with a detailed explanation of the reasons why the Warranty Claim was rejected.

2.4.4          Subject to applicable safety rules, the Seller shall have the right to have a representative present as an observer during the disassembly, inspection, testing, and/or repair or re-work of any Seller Part claimed to be defective. Such representative shall not interfere with the Buyer’s operations or personnel.

ALC A220 Purchase Agreement – Annex B	Page 5/14
Ref. CLC-CT1906081

ANNEX B

2.5             Disposal of Defective Material

2.5.1          The Seller maintains the right to have any Seller Part claimed to be defective returned to the Seller, [*], if the Seller determines that the nature of the claimed Defect requires technical investigation.

2.5.2          The Buyer shall retain, for a period of [*] following the submission of a claim to the Seller:

(a)     all Seller Parts defective beyond economical repair; and

(b)     all defective parts removed from a Seller Part during repair or rework.

2.5.3          Such parts shall, at the Seller’s discretion, either:

(a)     be returned to the Seller in accordance with the Seller’s instructions within [*] of receipt of the Seller’s request to such effect; or

(b)     be authorised by a Seller representative to be scrapped or destroyed, in which case the Buyer shall provide to the Seller within [*]:

(i)       a scrap or destruction tag including the following information: part number, nomenclature, part serial number, date of manufacture, description, Aircraft serial number the part was removed from and the scrap or destruction date; and

(ii)      the removed identification plate on a serialized component.

2.6             Labour Reimbursement

2.6.1          For claims approved by the Seller, the Buyer shall be entitled to reimbursement for labour expenses incurred by the Buyer in accordance with Article 2.6.3 to:

(a)     remove the defective Seller Part from an Aircraft; and

(b)     install the repaired, replacement or reworked Seller Part in to the Aircraft, as applicable.

2.6.2          For in-house repair claims performed by the Buyer and approved by the Seller in accordance with Article 2.4, in addition to (a) and (b) set out in Article 2.6.1 above the Buyer shall be entitled to reimbursement for labour [*].

2.6.3          Labour reimbursement approved by the Seller under this Article 2.6 shall be:

(a)     limited to only that portion of the labour directly related to [*] and not the maintenance work concurrently being carried out on the Aircraft and the Seller Part;

(b)     limited to reimbursement for the [*];

(c)      based on either:

ALC A220 Purchase Agreement – Annex B	Page 6/14
Ref. CLC-CT1906081

ANNEX B

•        the in-house labour rate applicable pursuant to any existing agreement between the Seller and the Operator of the Aircraft; or

•         a  labour rate to be agreed between [*] and corresponding to the in-house warranty labour rate [*];

(d)     [*].

2.6.4          For certainty, in no circumstances shall the Buyer be entitled to:

(a)     reimbursement for labour expenses (or any other costs or expenses) necessary to gain access to the defective part; or

(b)     reimbursement under Article 2.6.1 or 2.6.2 if the correction of the defective Seller Part is performed by the Seller.

2.7     Limitations and Exclusions

2.7.1          The Seller shall have no obligation or liability under this Annex B if:

(a)     the applicable Aircraft or Seller Part:

(i)       has been repaired, altered or modified by any party other than the Seller or in any manner not specifically approved by the Seller;

(ii)      has not been operated, maintained or inspected in accordance with the Technical Data or other relevant documentation furnished to the Buyer (including Service Bulletins, Reference Instruction Letters, Service Letters, In-Service Modsum’s and Repair Engineering Orders);

(iii)     has not been operated under normal airline use; has been subjected to misuse, abuse, foreign object damage or accident; or has been improperly stored or protected against the elements.

(b)     the Buyer does not:

(i)       report the Defect in writing to the Seller’s warranty administrator within [*] following such Defect becoming apparent, with evidence as may be reasonably requested by the Seller, acting reasonably, that the Defect is covered by the warranty set out in this Annex B;

(ii)      dispatch a Seller Part to be corrected by the Seller within [*] following receipt of instruction from the Seller;

(iii)     maintain reasonably complete records of operations and maintenance of the Aircraft and/or the Seller Part, as applicable, and make such records available to the Seller as the Seller may reasonably require; or

ALC A220 Purchase Agreement – Annex B	Page 7/14
Ref. CLC-CT1906081

ANNEX B

(iv)     allow the Seller reasonable opportunity to be present during the disassembly, inspection and testing of the Seller Part claimed to be defective.

2.7.2          The warranty set out in this Annex B shall not apply to [*] other written approval of the Seller.

2.7.3          The Buyer shall [*], with the agreement of the Seller Representative(s). Scrapped Seller Parts will be evidenced by a record of scrapped material certified by an authorized representative of the Buyer and will be kept in the Buyer’s file for [*].

2.8             Normal Usage

The Buyer's rights under this Article 2 of Annex B are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with accepted industry standard practices and in accordance with the Seller's recommended written instructions, all Technical Data and any other instructions issued by the Seller, the Vendors and the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller's liability under this Article 2 of Annex B will not extend to normal wear and tear nor to:

i.        any Aircraft or component, equipment, accessory or part thereof, which has been repaired, altered or modified after Delivery, [*];

ii.       any Aircraft or component, equipment, accessory or part thereof, which has been operated in a damaged state, [*];

iii.      any component, equipment, accessory and part from which the trademark, trade name, name, part or serial number or other identification marks have been removed.

2.9             Risk of Loss

THE SELLER WILL NOT BE LIABLE FOR, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMITY OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF ANY SELLER PART UNDERTAKEN BY THE BUYER UNDER ARTICLE 2.4 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS ANNEX B, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTERNTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLER.

ALC A220 Purchase Agreement – Annex B	Page 8/14
Ref. CLC-CT1906081

ANNEX B

Article 3.   Vendor Warranties and Service Life Policies

3.1             Warranties and Service Life Policies from Vendors

3.1.1          With respect to Vendor Parts installed on or incorporated on the Aircraft at Delivery, the Seller has agreed with Vendors, a warranty of a scope and duration consistent with industry standards for the corresponding type of Vendor Part (the ‘Vendor Warranty Agreement’) that each such Vendor will make available to the Buyer prior to the Delivery of the first Aircraft.  The Vendor Warranty Agreements shall contain enforceable warranties for such Vendors, the benefit of which is hereby accepted by the Buyer.

3.1.2          Except as specifically provided under this Article 3, the Seller shall have no liability or obligation in respect of any Vendor Parts, Propulsion System Parts, Expendables, Consumables or Buyer Furnished Equipment. The warranties for Vendor Parts, Propulsion System Parts and Buyer Furnished Equipment shall be the responsibility of the relevant Vendor, Propulsion System Part manufacturer or supplier of Buyer Furnished Equipment and a matter as between the Buyer and the applicable Vendor, Propulsion System Part manufacturer or supplier of Buyer Furnished Equipment. Nothing in this Article 3 shall be construed to add to, vary, modify, restrict, diminish, delete or cancel any warranty provided by Vendors, the Propulsion System Part manufacturer(s) or suppliers of Buyer Furnished Equipment under the applicable agreements.

3.2             Vendor Warranty and Service Life Policy Backstop

3.2.1          If any Vendor, under any standard warranty contained in a Vendor Warranty Agreement, defaults in the performance of any material obligation with respect thereto and [*] in the Vendor Warranty Agreement will apply.

3.2.2          If any Vendor, under any Vendor service life policy referred to in Article 3.1.1 defaults in the performance of any material obligation with respect thereto and [*] in the Vendor Warranty Agreement will apply.

3.2.3          At the Seller’s request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer’s rights against the relevant Vendor with respect to and arising by reason of such default and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

3.3             Interface Commitment

3.3.1          Interface Problem

If [*] (an “Interface Problem”), the Seller will, [*] and without additional charge to the Buyer except for transportation of the Seller’s or its designee’s personnel to the Buyer’s facilities, promptly conduct or have conducted an

ALC A220 Purchase Agreement – Annex B	Page 9/14
Ref. CLC-CT1906081

ANNEX B

investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer will furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required.

At the conclusion of such investigation, the Seller will promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

3.3.2          Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Seller Part, the Seller will, if so requested by the Buyer and pursuant to the terms and conditions of Article 2, [*].

3.3.3          Vendor’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Vendor Part, the Seller will, if so requested by the Buyer, [*].

3.3.4          Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Seller Part and partially to the design of any Vendor Part, the Seller will, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Vendor involved.

The Seller will promptly advice the Buyer of such corrective action as may be proposed by the Seller and any such Vendor. Such proposal will be [*]. Such corrective action, [*], will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Vendor with respect to such Interface Problem.

3.4             General

3.4.1          All requests under this Article 3 will be directed to both the Seller and the affected Vendor.

3.4.2          Except as specifically set forth in this Article 3, this Article 3 will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in the Agreement.

ALC A220 Purchase Agreement – Annex B	Page 10/14
Ref. CLC-CT1906081

ANNEX B

Article 4.   Service Life Policy

4.1             Applicability

The Service Life Policy (“SLP”) set out in this Article 4 shall apply if fleet-wide, repetitive failures occur in any of the components listed in Attachment A (the “SLP Covered Component(s)”).

4.2             Term and Corrective Action

If a failure has occurred [*] fleet-wide basis in any SLP Covered Component within [*], whichever occurs first, following Delivery of an Aircraft, the Seller shall, as promptly as practicable and at its option:

a)       design and/or furnish a correction for such failed SLP Covered Component; or

b)       furnish a replacement SLP Covered Component, or part thereof, and any other part required for such correction at the price set forth in Article 4.3 below ([*] but excluding industry standard parts such as bearings, bushings, nuts, bolts, Consumables, Expendables and similar low value items).

Any costs or expenses for maintenance, restoration, repositioning of Aircraft, installation of components and/or the implementation of corrective actions are not covered under this SLP.

4.3             Price of a Replacement SLP Covered Component

Any SLP Covered Component, or part thereof, which the Seller furnishes under Article 4.2 above shall be offered at the highest price calculated in accordance with the following formulae:

[*]	[*]	[*]	[*]	[*]

Where:

[*].

4.4             Conditions, Exclusions and Limitations

The following conditions, exclusions and limitations shall apply to the SLP:

(a)     the transportation costs for the return to the Seller’s designated facility, if practicable, of any failed SLP Covered Component necessary for failure investigation or redesigning studies shall be borne by the Buyer;

(b)     the Seller’s obligations under this SLP are conditional upon the submission by the Buyer of proof reasonably acceptable to the Seller that the failure is covered hereby;

ALC A220 Purchase Agreement – Annex B	Page 11/14
Ref. CLC-CT1906081

ANNEX B

(c)      the Buyer shall report any failure of a SLP Covered Component in writing to the Seller’s warranty administrator within [*] after such failure becomes evident. Failure to provide such required notice shall release the Seller from all obligations with respect to such failure;

(d)     the Buyer shall (i) maintain reasonably complete records of operations and maintenance of the Aircraft and make such records available to the Seller as the parties may mutually agree and (ii) if applicable, allow the Seller reasonable opportunity to be present, at the Seller’s cost, during the disassembly, inspection and testing of the applicable SLP Covered Component;

(e)     the Buyer shall maintain the Aircraft in accordance with the Technical Data and relevant documentation;

(f)      the Seller’s obligations under this SLP shall not apply to any Aircraft which has not been correctly modified or repaired in accordance with the relevant Seller Technical Documentation which are furnished to the Buyer prior to receipt by the Seller of any notice from the Buyer of an occurrence which constitutes a failure in a SLP Covered Component. The provisions of this Article 4.4.1(f) shall not apply in the event that the Buyer furnishes evidence reasonably acceptable to the Seller that such failure was not caused by the Buyer’s failure to so modify or repair the Aircraft;

(g)     this SLP shall not apply to a failure of a SLP Covered Component if the Seller reasonably determines that such failure may not reasonably be expected to occur on a fleet-wide and repetitive basis; and

(h)     this SLP shall not apply to a SLP Covered Component where the failure results from an accident, abuse, misuse, degradation, negligence or wrongful act or omission, unauthorised repair or modification, impact or foreign object damage or normal wear and tear to the SLP Covered Component.

4.5             Coverage

This SLP is neither a warranty, a performance guarantee nor an agreement to modify the Aircraft to conform to new developments in design and/or manufacturing art.

The Seller’s sole obligation and liability under this SLP is to provide instructions to correct a SLP Covered Component or to furnish replacement part(s) at a reduced price as provided in this SLP.

The Buyer's sole remedy and relief for the non-performance of any obligation or liability of the Seller arising under or by virtue of this Service Life Policy shall be [*], limited to the amount the Buyer reasonably expends in procuring a correction or replacement for any SLP Covered Component that is the subject of a failure covered by this Service Life Policy and to which such non-performance is related.

ALC A220 Purchase Agreement – Annex B	Page 12/14
Ref. CLC-CT1906081

ANNEX B

The Buyer hereby waives, releases and renounces all claims to any further damages, direct, incidental or consequential, including loss of profits and all other rights, claims and remedies, arising under or by virtue of this Service Life Policy.

Article 5.   General

5.1             No Duplication

The remedies provided to the Buyer under Article 2 and Article 4 of Annex B as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides [*], as the Buyer may elect, pursuant to the terms and conditions of this Annex B for any particular defect for which remedies are provided under this Annex B; provided, however, that the Buyer will not be entitled to elect a remedy under both Article 2 and Article 4 for the same defect. The Buyer's rights and remedies herein for the non-performance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or non-performance covered by this Annex B, and the Buyer will not have any right to require specific performance by the Seller.

5.2             Export Control

The Parties shall, at all times, comply with all applicable sanctions, laws, financial and trade restrictions, export control laws, regulations and requirements, administered or enforced by (without limitation) the European Union, the United States of America, Canada, the United Kingdom and/or the United Nations authorities (the “Export Regulations”).

Neither Party shall be obliged to perform any obligation under this Agreement if such performance would be in breach of any Export Regulations.

The Buyer undertakes to lease the Aircraft exclusively for the purposes of commercial aviation and that, unless authorized by all applicable Export Regulations, it will not directly or indirectly sell, import, export, re-export, lease, sublease or operate the Aircraft to or in (a) any country which is the subject of any applicable Export Regulations and/or (b) any person or entity subject to any sanction or embargo according to Export Regulations.

5.3             Survival

Notwithstanding any termination of the Agreement, the terms and conditions of this Annex B shall continue to apply to any Aircraft which, prior to such termination, were delivered to, and paid for in full by, the Buyer in accordance with the terms and conditions of the Agreement.

ALC A220 Purchase Agreement – Annex B	Page 13/14
Ref. CLC-CT1906081

ANNEX B

ATTACHMENT A

SLP COVERED COMPONENTS – A220 AIRCRAFT

1-1       Wing

[*]

1-2       Fuselage

[*]

1-3       Main Landing Gear

[*]

1-4       Nose Landing Gear

[*]

1-5       Vertical Stabilizer

[*]

1-6       Horizontal Stabilizer

[*]

1-7       Engine Strut

[*]

ALC A220 Purchase Agreement – Annex B	Page 14/14
Ref. CLC-CT1906081